Exhibit 99.2

Statistical Supplement Package

(unaudited)

First Quarter 2014

Ameriprise Financial, Inc.

Statistical Supplement Information

Table of Contents

Page
Ameriprise Financial, Inc.
Statistical Supplement Presentation	4
Consolidated GAAP Income Statements	5
Consolidated Operating Results and Highlights	6
Common Share and Capital Summary	8
Segment Summary	10
Advice & Wealth Management Segment
Segment Operating Income Statements	12
Segment Metrics	13
Asset Management Segment
Segment Operating Income Statements	15
Segment Metrics	16
Columbia Asset Management Products	17
Threadneedle Asset Management Products	18
Retail Fund Performance - Columbia	19
Retail Fund Performance - Threadneedle	20
Annuities Segment
Segment Operating Income Statements	22
Segment Metrics	23
Protection Segment
Segment Operating Income Statements	25
Segment Metrics	26
Corporate & Other Segment
Segment Operating Income Statements	28
Eliminations
Operating Income Statements	29
Balance Sheet and Ratings Information
Consolidated Balance Sheets	31
Capital and Ratings Information	32
Investments	33
Non-GAAP Financial Information	34
Glossary of Selected Terminology
Glossary of Selected Terminology - Segments	35
Glossary of Selected Terminology	36
Exhibit A
Disclosed Items	38
Exhibit B
Non-GAAP Financial Measure Reconciliations	44

Statistical Supplement Package

(unaudited)

First Quarter 2014

Consolidated Results

Ameriprise Financial, Inc.

Statistical Supplement Presentation

First Quarter 2014

Ameriprise Financial, Inc. (“Ameriprise Financial” or “the Company”) prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”). Management believes that operating measures, which exclude net realized gains or losses; the market impact on variable annuity guaranteed benefits, net of hedges and the related deferred sales inducement costs (“DSIC”) and deferred acquisition costs (“DAC”) amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; integration and restructuring charges; income (loss) from discontinued operations and the impact of consolidating certain investment entities (“CIEs”), best reflect the underlying performance of our core operations and facilitate a more meaningful trend analysis. The Company also uses a number of non-GAAP financial measures to evaluate its financial performance on a basis comparable to that used by some securities analysts and investors. However, these measures are not a substitute for GAAP. Therefore, reconciliations to GAAP measures are provided on page 6 and in Exhibit B “Non-GAAP Financial Measure Reconciliations” on pages 44 and 45.

The market impact on variable annuity guaranteed benefits and indexed universal life benefits includes changes in liability values caused by changes in financial market conditions, net of changes in economic hedge values.  The market impact also includes certain valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”), including the impact on liability values of discounting projected benefits to reflect a current estimate of RiverSource Life Insurance Company’s nonperformance spread.  Further, the market impact is net of related impacts on DAC, DSIC and unearned revenue amortization as well as a reinsurance accrual for indexed universal life.  The market impact relates to guaranteed minimum accumulation benefits, non-life contingent guaranteed minimum withdrawal benefits and indexed universal life benefits accounted for at fair value as embedded derivatives.

Operating earnings is the measure of segment profit or loss management uses to evaluate segment performance.  Operating earnings should not be viewed as a substitute for GAAP income from continuing operations before income tax provision.  Management believes the presentation of segment operating earnings as we measure it for management purposes enhances the understanding of our business by reflecting the underlying performance of our core operations and facilitating a more meaningful trend analysis.

In addition, management uses adjusted net pretax operating margin in the Asset Management segment to evaluate segment performance on a basis comparable to other asset managers.  In the Asset Management segment, operating revenues are adjusted to exclude distribution pass through revenues and subadvisory and other pass through revenues, and operating earnings are adjusted to exclude operating net investment income and amortization of intangibles.

Ameriprise Financial, Inc.

Consolidated GAAP Income Statements

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except per share amounts, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Revenues
Management and financial advice fees	$1,244	$1,294	$1,318	$1,397	$1,386	$1,244	$1,386	$142	11%	$142	11%	$(11)	(1)%
Distribution fees	434	448	441	448	476	434	476	42	10%	42	10%	28	6%
Net investment income	489	451	491	458	471	489	471	(18)	(4)%	(18)	(4)%	13	3%
Premiums	310	315	324	333	330	310	330	20	6%	20	6%	(3)	(1)%
Other revenues	222	249	247	317	340	222	340	118	53%	118	53%	23	7%
Total revenues	2,699	2,757	2,821	2,953	3,003	2,699	3,003	304	11%	304	11%	50	2%
Banking and deposit interest expense	8	8	8	7	7	8	7	(1)	(13)%	(1)	(13)%	—	—
Total net revenues	2,691	2,749	2,813	2,946	2,996	2,691	2,996	305	11%	305	11%	50	2%

Expenses
Distribution expenses	698	732	731	764	786	698	786	88	13%	88	13%	22	3%
Interest credited to fixed accounts	198	198	204	206	186	198	186	(12)	(6)%	(12)	(6)%	(20)	(10)%
Benefits, claims, losses and settlement expenses	409	490	492	563	450	409	450	41	10%	41	10%	(113)	(20)%
Amortization of deferred acquisition costs	75	92	(14)	54	87	75	87	12	16%	12	16%	33	61%
Interest and debt expense	66	60	68	87	79	66	79	13	20%	13	20%	(8)	(9)%
General and administrative expense	758	775	730	793	758	758	758	—	—	—	—	(35)	(4)%
Total expenses	2,204	2,347	2,211	2,467	2,346	2,204	2,346	142	6%	142	6%	(121)	(5)%

Income from continuing operations before income tax provision	487	402	602	479	650	487	650	163	33%	163	33%	171	36%
Income tax provision	121	120	154	97	134	121	134	13	11%	13	11%	37	38%
Income from continuing operations	366	282	448	382	516	366	516	150	41%	150	41%	134	35%
Income (loss) from discontinued operations, net of tax	(1)	(1)	1	(2)	(1)	(1)	(1)	—	—	—	—	1	50%
Net income	365	281	449	380	515	365	515	150	41%	150	41%	135	36%
Less: Net income (loss) attributable to noncontrolling interests	30	(40)	67	84	115	30	115	85	#	85	#	31	37%
Net income attributable to Ameriprise Financial	$335	$321	$382	$296	$400	$335	$400	$65	19%	$65	19%	$104	35%

Net Investment Income
Investment income on fixed maturities	$401	$403	$390	$381	$374	$401	$374	$(27)	(7)%	$(27)	(7)%	$(7)	(2)%
Realized gains (losses)	1	—	6	—	5	1	5	4	#	4	#	5	—
Affordable housing	(7)	(1)	(3)	(1)	(6)	(7)	(6)	1	14%	1	14%	(5)	#
Other (including seed money)	17	42	17	23	24	17	24	7	41%	7	41%	1	4%
Consolidated investment entities	77	7	81	55	74	77	74	(3)	(4)%	(3)	(4)%	19	35%
Total net investment income	$489	$451	$491	$458	$471	$489	$471	$(18)	(4)%	$(18)	(4)%	$13	3%

Earnings Per Share
Basic
Income from continuing operations	$1.61	$1.57	$1.90	$1.50	$2.05	$1.61	$2.05	$0.44	27%	$0.44	27%	$0.55	37%
Income (loss) from discontinued operations	—	—	—	(0.01)	—	—	—	—	—	—	—	0.01	#
Net income	$1.61	$1.57	$1.90	$1.49	$2.05	$1.61	$2.05	$0.44	27%	$0.44	27%	$0.56	38%

Diluted
Income from continuing operations	$1.58	$1.54	$1.86	$1.47	$2.01	$1.58	$2.01	$0.43	27%	$0.43	27%	$0.54	37%
Income (loss) from discontinued operations	—	—	—	(0.01)	—	—	—	—	—	—	—	0.01	#
Net income	$1.58	$1.54	$1.86	$1.46	$2.01	$1.58	$2.01	$0.43	27%	$0.43	27%	$0.55	38%
Earnings per diluted share growth (from continuing operations)	49.1%	55.6%	NM	(18.3)%	27.2%	49.1%	27.2%	(21.8)%		(21.8)%		45.5%

Weighted average common shares outstanding
Basic weighted average common shares outstanding	208.4	204.9	201.3	198.3	195.5	208.4	195.5	(12.9)	(6)%	(12.9)	(6)%	(2.8)	(1)%
Effect of potentially dilutive nonqualified stock options and other share-based awards	3.9	3.7	3.8	4.0	3.6	3.9	3.6	(0.3)	(8)%	(0.3)	(8)%	(0.4)	(10)%
Diluted weighted average common shares outstanding	212.3	208.6	205.1	202.3	199.1	212.3	199.1	(13.2)	(6)%	(13.2)	(6)%	(3.2)	(2)%

Metrics
Net revenue growth	5.1%	9.3%	14.0%	10.2%	11.3%	5.1%	11.3%	6.2%		6.2%		1.1%
Pretax income margin (1)	18.1%	14.6%	21.4%	16.3%	21.7%	18.1%	21.7%	3.6%		3.6%		5.4%
Effective tax rate	25.0%	29.6%	25.5%	20.5%	20.7%	25.0%	20.7%	(4.3)%		(4.3)%		0.2%
Effective tax rate excluding noncontrolling interests (2)	26.6%	26.9%	28.7%	24.8%	25.1%	26.6%	25.1%	(1.5)%		(1.5)%		0.3%

Ameriprise Financial shareholders’ equity / outstanding shares (3)	$43.37	$41.10	$41.69	$41.65	$42.99	$43.37	$42.99	$(0.38)	(1)%	$(0.38)	(1)%	$1.34	3%
Ameriprise Financial shareholders’ equity excluding AOCI / outstanding shares (2)(4)	$38.12	$38.02	$38.66	$38.62	$39.14	$38.12	$39.14	$1.02	3%	$1.02	3%	$0.52	1%

(1)                       Calculated as income from continuing operations before income tax provision divided by total net revenues.

(2)                       See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(3)                       Calculated as Ameriprise Financial shareholders’ equity divided by common shares outstanding plus common stock equivalents outstanding at period end.

(4)                       Calculated as Ameriprise Financial shareholders’ equity excluding AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance of greater than 100%.

NM Not Meaningful

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Revenues
Total net revenues	$2,691	$2,749	$2,813	$2,946	$2,996	$2,691	$2,996	$305	11%	$305	11%	$50	2%
Less revenues attributable to the CIEs	82	12	114	137	177	82	177	95	#	95	#	40	29%
Less realized gains (losses)	1	—	6	—	5	1	5	4	#	4	#	5	—
Less market impact on indexed universal life benefits	—	(1)	(2)	(7)	2	—	2	2	—	2	—	9	#
Operating total net revenues (1)	$2,608	$2,738	$2,695	$2,816	$2,812	$2,608	$2,812	$204	8%	$204	8%	$(4)	—

Earnings
Net income attributable to Ameriprise Financial	$335	$321	$382	$296	$400	$335	$400	$65	19%	$65	19%	$104	35%
Less income (loss) from discontinued operations, net of tax	(1)	(1)	1	(2)	(1)	(1)	(1)	—	—	—	—	1	50%
Net income from continuing operations attributable to Ameriprise Financial	336	322	381	298	401	336	401	65	19%	65	19%	103	35%
Integration/restructuring charges, net of tax (2)	1	1	—	7	—	1	—	(1)	#	(1)	#	(7)	#
Market impact on variable annuity guaranteed benefits, net of tax (2)	2	28	13	68	10	2	10	8	#	8	#	(58)	(85)%
Market impact on indexed universal life benefits, net of tax (2)	—	1	2	5	(1)	—	(1)	(1)	—	(1)	—	(6)	#
Less realized gains (losses), net of tax (2)	1	—	4	—	3	1	3	2	#	2	#	3	—
Operating earnings (1)	$338	$352	$392	$378	$407	$338	$407	$69	20%	$69	20%	$29	8%

Pretax Earnings
Income from continuing operations before income tax provision	$487	$402	$602	$479	$650	$487	$650	$163	33%	$163	33%	$171	36%
Less net income (loss) attributable to noncontrolling interests	30	(40)	67	84	115	30	115	85	#	85	#	31	37%
Pretax earnings excluding CIEs	457	442	535	395	535	457	535	78	17%	78	17%	140	35%
Integration/restructuring charges	2	1	—	11	—	2	—	(2)	#	(2)	#	(11)	#
Market impact on variable annuity guaranteed benefits	2	43	21	104	15	2	15	13	#	13	#	(89)	(86)%
Market impact on indexed universal life benefits	—	2	2	9	(1)	—	(1)	(1)	—	(1)	—	(10)	#
Less realized gains (losses)	1	—	6	—	5	1	5	4	#	4	#	5	—
Pretax operating earnings (1)	$460	$488	$552	$519	$544	$460	$544	$84	18%	$84	18%	$25	5%

Pretax Operating Margin (1)(3)	17.6%	17.8%	20.5%	18.4%	19.3%	17.6%	19.3%	1.7%		1.7%		0.9%

Operating Effective Tax Rate (1)(4)	26.5%	27.9%	29.0%	27.2%	25.2%	26.5%	25.2%	(1.3)%		(1.3)%		(2.0)%

Weighted Average Common Shares Outstanding
Basic	208.4	204.9	201.3	198.3	195.5	208.4	195.5	(12.9)	(6)%	(12.9)	(6)%	(2.8)	(1)%
Diluted	212.3	208.6	205.1	202.3	199.1	212.3	199.1	(13.2)	(6)%	(13.2)	(6)%	(3.2)	(2)%

Operating Earnings Per Share (1)
Basic operating earnings per share	$1.62	$1.72	$1.95	$1.91	$2.08	$1.62	$2.08	$0.46	28%	$0.46	28%	$0.17	9%
Operating earnings per diluted share	$1.59	$1.69	$1.91	$1.87	$2.04	$1.59	$2.04	$0.45	28%	$0.45	28%	$0.17	9%

Return on Equity
Return on equity excluding AOCI (1)(4)	14.0%	15.5%	18.2%	17.2%	18.2%	14.0%	18.2%	4.2%		4.2%		1.0%
Operating return on equity excluding AOCI (1)(4)	16.4%	17.9%	19.4%	19.7%	20.8%	16.4%	20.8%	4.4%		4.4%		1.1%

(1)                       See non-GAAP financial information on pg 34.

(2)                       Calculated using the statutory tax rate of 35%.

(3)                       Defined as pretax operating earnings as a percentage of operating total net revenues.

(4)                       Non-GAAP financial measure reconciliations can be found on pg 44.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Consolidated Operating Results and Highlights

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions except per share amounts, headcount and where noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Book Value
Ameriprise Financial shareholders’ equity excluding CIEs / outstanding shares (1)(2)	$41.73	$39.71	$40.09	$40.02	$41.24	$41.73	$41.24	$(0.49)	(1)%	$(0.49)	(1)%	$1.22	3%
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI / outstanding shares (1)(3)	$36.37	$36.55	$36.98	$36.91	$37.31	$36.37	$37.31	$0.94	3%	$0.94	3%	$0.40	1%

Operating Metrics
Operating total net revenue growth: Target 6 - 8%	3.9%	8.7%	7.1%	8.4%	7.8%	3.9%	7.8%	3.9%		3.9%		(0.6)%
Operating earnings per diluted share growth: Target 12 - 15%	9.7%	49.6%	44.7%	9.4%	28.3%	9.7%	28.3%	18.6%		18.6%		18.9%
Operating return on equity excluding AOCI: Target 15 - 18% (1)	16.4%	17.9%	19.4%	19.7%	20.8%	16.4%	20.8%	4.4%		4.4%		1.1%

Debt to Capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	21.1%	22.0%	26.1%	24.9%	24.6%	21.1%	24.6%	3.5%		3.5%		(0.3)%

Goodwill and Intangible Assets	$2,074	$2,065	$2,064	$2,061	$2,054	$2,074	$2,054	$(20)	(1)%	$(20)	(1)%	$(7)	—

Assets Under Management and Administration
Advice & Wealth Management AUM	$134,172	$136,334	$144,512	$153,989	$159,843	$134,172	$159,843	$25,671	19%	$25,671	19%	$5,854	4%
Asset Management AUM	466,487	459,366	479,316	500,844	503,896	466,487	503,896	37,409	8%	37,409	8%	3,052	1%
Corporate AUM	1,044	1,005	953	914	869	1,044	869	(175)	(17)%	(175)	(17)%	(45)	(5)%
Eliminations	(19,147)	(19,035)	(19,653)	(20,501)	(20,548)	(19,147)	(20,548)	(1,401)	(7)%	(1,401)	(7)%	(47)	—
Total Assets Under Management	582,556	577,670	605,128	635,246	644,060	582,556	644,060	61,504	11%	61,504	11%	8,814	1%
Total Assets Under Administration	125,170	125,558	129,733	136,095	138,747	125,170	138,747	13,577	11%	13,577	11%	2,652	2%
Total AUM and AUA	$707,726	$703,228	$734,861	$771,341	$782,807	$707,726	$782,807	$75,081	11%	$75,081	11%	$11,466	1%

Business Metrics
Total Ameriprise client assets	$371,916	$373,100	$389,399	$409,147	$418,384	$371,916	$418,384	$46,468	12%	$46,468	12%	$9,237	2%
Total branded financial advisors	9,777	9,788	9,761	9,716	9,704	9,777	9,704	(73)	(1)%	(73)	(1)%	(12)	—

Net Flows and Net Deposits
Branded advisor wrap	$4,073	$3,115	$3,022	$2,845	$4,205	$4,073	$4,205	$132	3%	$132	3%	$1,360	48%
Asset Management	(5,742)	(2,102)	(4,334)	5,530	(3,897)	(5,742)	(3,897)	1,845	32%	1,845	32%	(9,427)	#
Annuities	(462)	(410)	(372)	(567)	(815)	(462)	(815)	(353)	(76)%	(353)	(76)%	(248)	(44)%
Variable universal life / Universal life	(53)	(34)	(46)	(25)	(38)	(53)	(38)	15	28%	15	28%	(13)	(52)%

S&P 500
Daily average	1,515	1,610	1,674	1,772	1,835	1,515	1,835	320	21%	320	21%	63	4%
Period end	1,569	1,606	1,682	1,848	1,872	1,569	1,872	303	19%	303	19%	24	1%

(1)             See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on pages 44 and 45.

(2)             Calculated as Ameriprise Financial shareholders’ equity excluding CIEs divided by common shares outstanding plus common stock equivalents outstanding at period end.

(3)             Calculated as Ameriprise Financial shareholders’ equity excluding CIEs and AOCI divided by common shares outstanding plus common stock equivalents outstanding at period end.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Common Share and Capital Summary

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Common shares
Beginning balance	203.9	202.5	198.5	195.2	192.1	203.9	192.1	(11.8)	(6)%	(11.8)	(6)%	(3.1)	(2)%
Repurchases	(5.2)	(4.9)	(4.2)	(3.5)	(3.2)	(5.2)	(3.2)	2.0	38%	2.0	38%	0.3	9%
Issuances	5.4	1.8	1.5	0.7	3.1	5.4	3.1	(2.3)	(43)%	(2.3)	(43)%	2.4	#
Other	(1.6)	(0.9)	(0.6)	(0.3)	(1.4)	(1.6)	(1.4)	0.2	13%	0.2	13%	(1.1)	#
Total common shares outstanding	202.5	198.5	195.2	192.1	190.6	202.5	190.6	(11.9)	(6)%	(11.9)	(6)%	(1.5)	(1)%
Nonforfeitable restricted stock units	4.1	4.4	4.5	4.6	3.5	4.1	3.5	(0.6)	(15)%	(0.6)	(15)%	(1.1)	(24)%
Total basic common shares outstanding	206.6	202.9	199.7	196.7	194.1	206.6	194.1	(12.5)	(6)%	(12.5)	(6)%	(2.6)	(1)%
Total potentially dilutive shares	3.6	3.6	3.7	4.1	3.5	3.6	3.5	(0.1)	(3)%	(0.1)	(3)%	(0.6)	(15)%
Total diluted shares	210.2	206.5	203.4	200.8	197.6	210.2	197.6	(12.6)	(6)%	(12.6)	(6)%	(3.2)	(2)%

Capital Returned to Shareholders
Dividends paid	$94	$108	$105	$104	$103	$94	$103	$9	10%	$9	10%	$(1)	(1)%
Common stock share repurchases	$360	$380	$370	$371	$354	$360	$354	$(6)	(2)%	$(6)	(2)%	$(17)	(5)%

Allocated Capital (1)
Advice & Wealth Management	$450	$450	$456	$462	$466	$450	$466	$16	4%	$16	4%	$4	1%
Asset Management	1,908	1,903	1,892	1,894	1,860	1,908	1,860	(48)	(3)%	(48)	(3)%	(34)	(2)%
Annuities	2,266	2,415	2,618	2,956	2,800	2,266	2,800	534	24%	534	24%	(156)	(5)%
Protection	1,751	1,794	1,824	1,815	1,839	1,751	1,839	88	5%	88	5%	24	1%
Corporate & Other	3,384	3,098	3,439	2,777	2,921	3,384	2,921	(463)	(14)%	(463)	(14)%	144	5%
Total allocated capital	$9,759	$9,660	$10,229	$9,904	$9,886	$9,759	$9,886	$127	1%	$127	1%	$(18)	—

(1) Allocated capital equals Ameriprise Financial shareholders’ equity excluding consolidated investment entities less AOCI plus Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount.  Allocated capital is not adjusted for non-operating items except for CIEs.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2014

Segment Results

Ameriprise Financial, Inc.

Segment Summary

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Segment Summary
Advice & Wealth Management
Operating total net revenues	$1,018	$1,076	$1,074	$1,127	$1,149	$1,018	$1,149	$131	13%	$131	13%	$22	2%
Operating expenses	888	926	922	967	968	888	968	80	9%	80	9%	1	—
Pretax operating earnings	$130	$150	$152	$160	$181	$130	$181	$51	39%	$51	39%	$21	13%

Allocated capital	$450	$450	$456	$462	$466	$450	$466	$16	4%	$16	4%	$4	1%
Operating return on allocated capital (1)	52.9%	65.8%	79.6%	94.6%	102.4%	52.9%	102.4%	49.5%		49.5%		7.8%
Pretax operating margin	12.8%	13.9%	14.2%	14.2%	15.8%	12.8%	15.8%	3.0%		3.0%		1.6%

Asset Management
Operating total net revenues	$746	$822	$777	$824	$807	$746	$807	$61	8%	$61	8%	$(17)	(2)%
Operating expenses	608	628	605	637	624	608	624	16	3%	16	3%	(13)	(2)%
Pretax operating earnings	$138	$194	$172	$187	$183	$138	$183	$45	33%	$45	33%	$(4)	(2)%

Allocated capital	$1,908	$1,903	$1,892	$1,894	$1,860	$1,908	$1,860	$(48)	(3)%	$(48)	(3)%	$(34)	(2)%
Operating return on allocated capital (1)	20.7%	24.0%	24.8%	26.2%	28.3%	20.7%	28.3%	7.6%		7.6%		2.1%
Pretax operating margin	18.5%	23.6%	22.1%	22.7%	22.7%	18.5%	22.7%	4.2%		4.2%		—

Operating total net revenues	$746	$822	$777	$824	$807	$746	$807	$61	8%	$61	8%	$(17)	(2)%
Distribution pass thru revenues	(214)	(225)	(224)	(229)	(228)	(214)	(228)	(14)	(7)%	(14)	(7)%	1	—
Subadvisory and other pass thru revenues	(98)	(136)	(96)	(100)	(97)	(98)	(97)	1	1%	1	1%	3	3%
Adjusted operating revenues (2)	$434	$461	$457	$495	$482	$434	$482	$48	11%	$48	11%	$(13)	(3)%

Pretax operating earnings	$138	$194	$172	$187	$183	$138	$183	$45	33%	$45	33%	$(4)	(2)%
Operating net investment income	(4)	(41)	(5)	(4)	(4)	(4)	(4)	—	—	—	—	—	—
Amortization of intangibles	10	9	10	9	9	10	9	(1)	(10)%	(1)	(10)%	—	—
Adjusted operating earnings (2)	$144	$162	$177	$192	$188	$144	$188	$44	31%	$44	31%	$(4)	(2)%

Adjusted net pretax operating margin (2)(3)	33.2%	35.1%	38.7%	38.8%	39.0%	33.2%	39.0%	5.8%		5.8%		0.2%

Annuities
Operating total net revenues	$624	$635	$649	$653	$636	$624	$636	$12	2%	$12	2%	$(17)	(3)%
Operating expenses	482	525	444	481	460	482	460	(22)	(5)%	(22)	(5)%	(21)	(4)%
Pretax operating earnings	$142	$110	$205	$172	$176	$142	$176	$34	24%	$34	24%	$4	2%

Allocated capital	$2,266	$2,415	$2,618	$2,956	$2,800	$2,266	$2,800	$534	24%	$534	24%	$(156)	(5)%
Operating return on allocated capital (1)	14.9%	15.4%	19.0%	18.0%	18.4%	14.9%	18.4%	3.5%		3.5%		0.4%
Pretax operating margin	22.8%	17.3%	31.6%	26.3%	27.7%	22.8%	27.7%	4.9%		4.9%		1.4%

Protection
Operating total net revenues	$537	$550	$535	$564	$555	$537	$555	$18	3%	$18	3%	$(9)	(2)%
Operating expenses	434	459	467	490	496	434	496	62	14%	62	14%	6	1%
Pretax operating earnings	$103	$91	$68	$74	$59	$103	$59	$(44)	(43)%	$(44)	(43)%	$(15)	(20)%

Allocated capital	$1,751	$1,794	$1,824	$1,815	$1,839	$1,751	$1,839	$88	5%	$88	5%	$24	1%
Operating return on allocated capital (1)	15.6%	15.5%	14.7%	13.6%	11.7%	15.6%	11.7%	(3.9)%		(3.9)%		(1.9)%
Pretax operating margin	19.2%	16.5%	12.7%	13.1%	10.6%	19.2%	10.6%	(8.6)%		(8.6)%		(2.5)%

Corporate & Other
Operating total net revenues	$4	$3	$1	$7	$6	$4	$6	$2	50%	$2	50%	$(1)	(14)%
Operating expenses	57	60	46	81	61	57	61	4	7%	4	7%	(20)	(25)%
Pretax operating loss	$(53)	$(57)	$(45)	$(74)	$(55)	$(53)	$(55)	$(2)	(4)%	$(2)	(4)%	$19	26%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             See non-GAAP financial information on pg 34.

(3)             Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

Statistical Supplement Package

(unaudited)

First Quarter 2014

Advice & Wealth Management Segment

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$476	$505	$515	$543	$555	$476	$555	$79	17%	$79	17%	$12	2%
Distribution fees	503	535	519	538	547	503	547	44	9%	44	9%	9	2%
Net investment income	32	31	31	33	34	32	34	2	6%	2	6%	1	3%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	15	13	17	20	20	15	20	5	33%	5	33%	—	—
Total revenues	1,026	1,084	1,082	1,134	1,156	1,026	1,156	130	13%	130	13%	22	2%
Banking and deposit interest expense	8	8	8	7	7	8	7	(1)	(13)%	(1)	(13)%	—	—
Operating total net revenues	1,018	1,076	1,074	1,127	1,149	1,018	1,149	131	13%	131	13%	22	2%

Expenses
Distribution expenses	626	662	660	693	707	626	707	81	13%	81	13%	14	2%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	1	2	1	2	2	1	2	1	#	1	#	—	—
General and administrative expense	261	262	261	272	259	261	259	(2)	(1)%	(2)	(1)%	(13)	(5)%
Operating expenses	888	926	922	967	968	888	968	80	9%	80	9%	1	—
Pretax operating earnings	$130	$150	$152	$160	$181	$130	$181	$51	39%	$51	39%	$21	13%

Pretax operating margin	12.8%	13.9%	14.2%	14.2%	15.8%	12.8%	15.8%	3.0%		3.0%		1.6%

Return on Capital
Allocated capital	$450	$450	$456	$462	$466	$450	$466	$16	4%	$16	4%	$4	1%
Operating return on allocated capital (1)	52.9%	65.8%	79.6%	94.6%	102.4%	52.9%	102.4%	49.5%		49.5%		7.8%

On-balance sheet deposits	$6,004	$6,596	$6,757	$7,074	$7,222	$6,004	$7,222	$1,218	20%	$1,218	20%	$148	2%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

#            Variance of greater than 100%.

Ameriprise Financial, Inc.

Advice & Wealth Management Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions, except headcount and where noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Product Information
Certificates and Banking - Combined
Pretax operating earnings	$9	$8	$9	$9	$12	$9	$12	$3	33%	$3	33%	$3	33%
Allocated capital	$210	$211	$218	$225	$229	$210	$229	$19	9%	$19	9%	$4	2%
Operating return on allocated capital (1)	10.9%	10.0%	9.3%	11.9%	12.7%	10.9%	12.7%	1.8%		1.8%		0.8%

Wealth Management & Distribution
Pretax operating earnings	$121	$142	$143	$151	$169	$121	$169	$48	40%	$48	40%	$18	12%
Allocated capital	$240	$239	$238	$237	$237	$240	$237	$(3)	(1)%	$(3)	(1)%	$—	—
Operating return on allocated capital (1)	124.1%	145.3%	159.7%	168.5%	184.8%	124.1%	184.8%	60.7%		60.7%		16.3%

Financial Plans
Branded financial plan net cash sales	$58	$61	$55	$66	$60	$58	$60	$2	3%	$2	3%	$(6)	(9)%

Financial Advisors
Employee advisors	2,303	2,289	2,235	2,205	2,155	2,303	2,155	(148)	(6)%	(148)	(6)%	(50)	(2)%
Franchisee advisors	7,474	7,499	7,526	7,511	7,549	7,474	7,549	75	1%	75	1%	38	1%
Total branded financial advisors	9,777	9,788	9,761	9,716	9,704	9,777	9,704	(73)	(1)%	(73)	(1)%	(12)	—

Operating total net revenues per financial advisor (in thousands) (2)	$104	$110	$110	$116	$118	$104	$118	$14	13%	$14	13%	$2	2%
Operating total net revenues per financial advisor-trailing twelve months (in thousands) (3)	$402	$415	$427	$440	$454	$402	$454	$52	13%	$52	13%	$14	3%
Operating total net revenues per financial advisor attributable to former banking operations-trailing twelve months (in thousands) (3)	7	4	1	—	—	7	—	(7)	#	(7)	#	—	—
Operating total net revenues per financial advisor excluding former banking operations-trailing twelve months (in thousands) (3)	$395	$411	$426	$440	$454	$395	$454	$59	15%	$59	15%	$14	3%

Advisor Retention
Employee	91.2%	91.4%	91.3%	92.0%	91.5%	91.2%	91.5%	0.3%		0.3%		(0.5)%
Franchisee	94.3%	94.3%	94.7%	94.7%	94.7%	94.3%	94.7%	0.4%		0.4%		—

Total Client Assets (at period end)	$371,916	$373,100	$389,399	$409,147	$418,384	$371,916	$418,384	$46,468	12%	$46,468	12%	$9,237	2%

Total Wrap Accounts
Beginning assets	$124,648	$133,766	$135,914	$144,057	$153,512	$124,648	$153,512	$28,864	23%	$28,864	23%	$9,455	7%
Net flows	4,073	3,115	3,022	2,845	4,205	4,073	4,205	132	3%	132	3%	1,360	48%
Market appreciation (depreciation) and other	5,045	(967)	5,121	6,610	1,641	5,045	1,641	(3,404)	(67)%	(3,404)	(67)%	(4,969)	(75)%
Total wrap ending assets	$133,766	$135,914	$144,057	$153,512	$159,358	$133,766	$159,358	$25,592	19%	$25,592	19%	$5,846	4%

(1)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)        Year-to-date is sum of current and prior quarters for the year under review.

(3)   Trailing twelve months is the sum of the last four quarters.

#    Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2014

Asset Management Segment

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$627	$662	$655	$699	$680	$627	$680	$53	8%	$53	8%	$(19)	(3)%
Distribution fees	114	116	118	121	121	114	121	7	6%	7	6%	—	—
Net investment income	4	41	5	4	4	4	4	—	—	—	—	—	—
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	1	4	—	—	2	1	2	1	#	1	#	2	—
Total revenues	746	823	778	824	807	746	807	61	8%	61	8%	(17)	(2)%
Banking and deposit interest expense	—	1	1	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	746	822	777	824	807	746	807	61	8%	61	8%	(17)	(2)%

Expenses
Distribution expenses	268	281	278	285	284	268	284	16	6%	16	6%	(1)	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	4	4	5	4	4	4	4	—	—	—	—	—	—
Interest and debt expense	6	5	6	7	6	6	6	—	—	—	—	(1)	(14)%
General and administrative expense	330	338	316	341	330	330	330	—	—	—	—	(11)	(3)%
Operating expenses	608	628	605	637	624	608	624	16	3%	16	3%	(13)	(2)%
Pretax operating earnings	$138	$194	$172	$187	$183	$138	$183	$45	33%	$45	33%	$(4)	(2)%

Pretax operating margin	18.5%	23.6%	22.1%	22.7%	22.7%	18.5%	22.7%	4.2%		4.2%		—

Operating total net revenues	$746	$822	$777	$824	$807	$746	$807	$61	8%	$61	8%	$(17)	(2)%
Distribution pass thru revenues	(214)	(225)	(224)	(229)	(228)	(214)	(228)	(14)	(7)%	(14)	(7)%	1	—
Subadvisory and other pass thru revenues	(98)	(136)	(96)	(100)	(97)	(98)	(97)	1	1%	1	1%	3	3%
Adjusted operating revenues (1)	$434	$461	$457	$495	$482	$434	$482	$48	11%	$48	11%	$(13)	(3)%

Pretax operating earnings	$138	$194	$172	$187	$183	$138	$183	$45	33%	$45	33%	$(4)	(2)%
Operating net investment income	(4)	(41)	(5)	(4)	(4)	(4)	(4)	—	—	—	—	—	—
Amortization of intangibles	10	9	10	9	9	10	9	(1)	(10)%	(1)	(10)%	—	—
Adjusted operating earnings (1)	$144	$162	$177	$192	$188	$144	$188	$44	31%	$44	31%	$(4)	(2)%

Adjusted net pretax operating margin (1)(2)	33.2%	35.1%	38.7%	38.8%	39.0%	33.2%	39.0%	5.8%		5.8%		0.2%

Return on Capital
Allocated capital	$1,908	$1,903	$1,892	$1,894	$1,860	$1,908	$1,860	$(48)	(3)%	$(48)	(3)%	$(34)	(2)%
Operating return on allocated capital (3)	20.7%	24.0%	24.8%	26.2%	28.3%	20.7%	28.3%	7.6%		7.6%		2.1%

(1)        See non-GAAP financial information on pg 34.

(2)        Calculated as adjusted operating earnings as a percentage of adjusted operating revenues.

(3)        Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Total Managed Asset Net Flows
Columbia managed asset net flows	$(5,065)	$(2,519)	$(4,227)	$3,516	$(2,675)	$(5,065)	$(2,675)	$2,390	47%	$2,390	47%	$(6,191)	#
Threadneedle managed asset net flows	(988)	743	(83)	2,088	(1,277)	(988)	(1,277)	(289)	(29)%	(289)	(29)%	(3,365)	#
Sub-advised eliminations	311	(326)	(24)	(74)	55	311	55	(256)	(82)%	(256)	(82)%	129	#
Total managed asset net flows	$(5,742)	$(2,102)	$(4,334)	$5,530	$(3,897)	$(5,742)	$(3,897)	$1,845	32%	$1,845	32%	$(9,427)	#

Total Managed Assets Reconciliations
Columbia managed assets	$341,327	$335,194	$345,005	$356,725	$357,906	$341,327	$357,906	$16,579	5%	$16,579	5%	$1,181	—
Threadneedle managed assets	127,674	126,976	137,377	147,443	149,260	127,674	149,260	21,586	17%	21,586	17%	1,817	1%
Sub-advised eliminations	(2,514)	(2,804)	(3,066)	(3,324)	(3,270)	(2,514)	(3,270)	(756)	(30)%	(756)	(30)%	54	2%
Total managed assets	$466,487	$459,366	$479,316	$500,844	$503,896	$466,487	$503,896	$37,409	8%	$37,409	8%	$3,052	1%

Total Managed Assets by Type
Equity	$238,096	$238,531	$254,747	$275,341	$278,065	$238,096	$278,065	$39,969	17%	$39,969	17%	$2,724	1%
Fixed income	203,357	195,680	197,805	196,357	195,053	203,357	195,053	(8,304)	(4)%	(8,304)	(4)%	(1,304)	(1)%
Money market	6,022	6,100	6,607	7,122	6,527	6,022	6,527	505	8%	505	8%	(595)	(8)%
Alternative	6,627	6,312	6,145	6,401	6,790	6,627	6,790	163	2%	163	2%	389	6%
Hybrid and other	12,385	12,743	14,012	15,623	17,461	12,385	17,461	5,076	41%	5,076	41%	1,838	12%
Total managed assets by type	$466,487	$459,366	$479,316	$500,844	$503,896	$466,487	$503,896	$37,409	8%	$37,409	8%	$3,052	1%

Average Managed Assets by Type (1)
Equity	$232,480	$240,841	$246,720	$266,491	$274,903	$232,480	$274,903	$42,423	18%	$42,423	18%	$8,412	3%
Fixed income	203,694	201,450	196,182	197,702	196,320	203,694	196,320	(7,374)	(4)%	(7,374)	(4)%	(1,382)	(1)%
Money market	6,281	6,031	6,354	6,731	6,716	6,281	6,716	435	7%	435	7%	(15)	—
Alternative	6,607	6,289	6,220	6,347	6,708	6,607	6,708	101	2%	101	2%	361	6%
Hybrid and other	12,544	12,605	13,218	14,629	16,604	12,544	16,604	4,060	32%	4,060	32%	1,975	14%
Total average managed assets by type	$461,606	$467,216	$468,694	$491,900	$501,251	$461,606	$501,251	$39,645	9%	$39,645	9%	$9,351	2%

(1)        Average ending balances are calculated using the average of the prior period’s ending balance and all months in the current period.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Columbia Managed Assets Rollforward
Retail Funds
Beginning assets	$216,264	$227,476	$223,255	$230,637	$239,393	$216,264	$239,393	$23,129	11%	$23,129	11%	$8,756	4%
Mutual fund inflows	10,338	9,491	8,609	9,624	9,609	10,338	9,609	(729)	(7)%	(729)	(7)%	(15)	—
Mutual fund outflows	(12,518)	(13,305)	(12,250)	(12,849)	(12,420)	(12,518)	(12,420)	98	1%	98	1%	429	3%
Net VP/VIT fund flows	(165)	(164)	(119)	(138)	(178)	(165)	(178)	(13)	(8)%	(13)	(8)%	(40)	(29)%
Net new flows	(2,345)	(3,978)	(3,760)	(3,363)	(2,989)	(2,345)	(2,989)	(644)	(27)%	(644)	(27)%	374	11%
Reinvested dividends	509	2,410	490	6,568	398	509	398	(111)	(22)%	(111)	(22)%	(6,170)	(94)%
Net flows	(1,836)	(1,568)	(3,270)	3,205	(2,591)	(1,836)	(2,591)	(755)	(41)%	(755)	(41)%	(5,796)	#
Distributions	(660)	(2,747)	(640)	(7,472)	(528)	(660)	(528)	132	20%	132	20%	6,944	93%
Market appreciation (depreciation) and other	13,708	94	11,292	13,023	3,177	13,708	3,177	(10,531)	(77)%	(10,531)	(77)%	(9,846)	(76)%
Total ending assets	227,476	223,255	230,637	239,393	239,451	227,476	239,451	11,975	5%	11,975	5%	58	—

% of total retail assets sub-advised	21.7%	20.9%	20.7%	20.5%	20.5%	21.7%	20.5%	(1.2)%		(1.2)%		—

Institutional
Beginning assets	72,417	71,935	71,052	72,741	75,648	72,417	75,648	3,231	4%	3,231	4%	2,907	4%
Inflows	4,893	5,045	5,070	6,606	4,547	4,893	4,547	(346)	(7)%	(346)	(7)%	(2,059)	(31)%
Outflows	(8,039)	(5,674)	(5,822)	(6,584)	(4,945)	(8,039)	(4,945)	3,094	38%	3,094	38%	1,639	25%
Net flows	(3,146)	(629)	(752)	22	(398)	(3,146)	(398)	2,748	87%	2,748	87%	(420)	#
Market appreciation (depreciation) and other	2,664	(254)	2,441	2,885	1,213	2,664	1,213	(1,451)	(54)%	(1,451)	(54)%	(1,672)	(58)%
Total ending assets	71,935	71,052	72,741	75,648	76,463	71,935	76,463	4,528	6%	4,528	6%	815	1%

Alternative
Beginning assets	5,684	5,654	5,460	5,316	5,643	5,684	5,643	(41)	(1)%	(41)	(1)%	327	6%
Inflows	415	502	1	402	454	415	454	39	9%	39	9%	52	13%
Outflows	(498)	(824)	(206)	(113)	(140)	(498)	(140)	358	72%	358	72%	(27)	(24)%
Net flows	(83)	(322)	(205)	289	314	(83)	314	397	#	397	#	25	9%
Market appreciation (depreciation) and other	53	128	61	38	72	53	72	19	36%	19	36%	34	89%
Total ending assets	5,654	5,460	5,316	5,643	6,029	5,654	6,029	375	7%	375	7%	386	7%

Affiliated General Account Assets	36,262	35,427	36,311	36,041	35,963	36,262	35,963	(299)	(1)%	(299)	(1)%	(78)	—

Total Columbia managed assets	$341,327	$335,194	$345,005	$356,725	$357,906	$341,327	$357,906	$16,579	5%	$16,579	5%	$1,181	—

Total Columbia net flows	$(5,065)	$(2,519)	$(4,227)	$3,516	$(2,675)	$(5,065)	$(2,675)	$2,390	47%	$2,390	47%	$(6,191)	#

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Threadneedle Managed Assets Rollforward
Retail Funds
Beginning assets	$39,086	$41,376	$41,806	$46,273	$50,620	$39,086	$50,620	$11,534	30%	$11,534	30%	$4,347	9%
Mutual fund inflows	5,359	5,647	6,285	6,046	6,857	5,359	6,857	1,498	28%	1,498	28%	811	13%
Mutual fund outflows	(3,998)	(4,728)	(5,403)	(4,784)	(7,774)	(3,998)	(7,774)	(3,776)	(94)%	(3,776)	(94)%	(2,990)	(63)%
Net new flows	1,361	919	882	1,262	(917)	1,361	(917)	(2,278)	#	(2,278)	#	(2,179)	#
Reinvested dividends	33	30	16	72	23	33	23	(10)	(30)%	(10)	(30)%	(49)	(68)%
Net flows	1,394	949	898	1,334	(894)	1,394	(894)	(2,288)	#	(2,288)	#	(2,228)	#
Distributions	(86)	(142)	(94)	(197)	(118)	(86)	(118)	(32)	(37)%	(32)	(37)%	79	40%
Market appreciation (depreciation)	3,499	(710)	765	2,078	455	3,499	455	(3,044)	(87)%	(3,044)	(87)%	(1,623)	(78)%
Foreign currency translation (1)	(2,611)	29	2,743	971	410	(2,611)	410	3,021	#	3,021	#	(561)	(58)%
Other	94	304	155	161	220	94	220	126	#	126	#	59	37%
Total ending assets	41,376	41,806	46,273	50,620	50,693	41,376	50,693	9,317	23%	9,317	23%	73	0%

Institutional
Beginning assets	87,647	85,325	84,318	90,275	96,065	87,647	96,065	8,418	10%	8,418	10%	5,790	6%
Inflows	1,263	2,469	1,759	3,721	1,923	1,263	1,923	660	52%	660	52%	(1,798)	(48)%
Outflows	(3,591)	(2,626)	(2,693)	(2,911)	(2,271)	(3,591)	(2,271)	1,320	37%	1,320	37%	640	22%
Net flows	(2,328)	(157)	(934)	810	(348)	(2,328)	(348)	1,980	85%	1,980	85%	(1,158)	#
Market appreciation (depreciation)	5,212	(1,772)	758	2,498	555	5,212	555	(4,657)	(89)%	(4,657)	(89)%	(1,943)	(78)%
Foreign currency translation (1)	(5,753)	70	5,465	1,872	797	(5,753)	797	6,550	#	6,550	#	(1,075)	(57)%
Other	547	852	668	610	737	547	737	190	35%	190	35%	127	21%
Total ending assets	85,325	84,318	90,275	96,065	97,806	85,325	97,806	12,481	15%	12,481	15%	1,741	2%

Alternative
Beginning assets	1,019	973	852	829	758	1,019	758	(261)	(26)%	(261)	(26)%	(71)	(9)%
Inflows	—	—	—	—	—	—	—	—	—	—	—	—	—
Outflows	(54)	(49)	(47)	(56)	(35)	(54)	(35)	19	35%	19	35%	21	38%
Net flows	(54)	(49)	(47)	(56)	(35)	(54)	(35)	19	35%	19	35%	21	38%
Market appreciation (depreciation)	48	(94)	(46)	(46)	18	48	18	(30)	(63)%	(30)	(63)%	64	#
Foreign currency translation (1)	(64)	2	51	15	6	(64)	6	70	#	70	#	(9)	(60)%
Other	24	20	19	16	14	24	14	(10)	(42)%	(10)	(42)%	(2)	(13)%
Total ending assets	973	852	829	758	761	973	761	(212)	(22)%	(212)	(22)%	3	—

Total Threadneedle managed assets	$127,674	$126,976	$137,377	$147,443	$149,260	$127,674	$149,260	$21,586	17%	$21,586	17%	$1,817	1%

Total Threadneedle net flows	$(988)	$743	$(83)	$2,088	$(1,277)	$(988)	$(1,277)	$(289)	(29)%	$(289)	(29)%	$(3,365)	#

Total Threadneedle net flows excluding legacy insurance mandates	$1,189	$1,412	$856	$2,014	$(248)	$1,189	$(248)	$(1,437)	#	$(1,437)	#	$(2,262)	#

(1)Amounts represent British Pound to US dollar conversion.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Asset Management Segment - Columbia

First Quarter 2014

Mutual Fund Rankings in top 2 Lipper Quartiles

		1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014
Domestic Equity
Equal weighted	1 year	52%	68%	55%	54%	55%
	3 year	51%	68%	63%	51%	50%
	5 year	51%	64%	61%	58%	68%
Asset weighted	1 year	56%	47%	35%	39%	41%
	3 year	69%	79%	76%	52%	70%
	5 year	71%	73%	73%	47%	76%
International Equity
Equal weighted	1 year	39%	50%	47%	65%	60%
	3 year	56%	56%	41%	50%	56%
	5 year	57%	53%	56%	50%	53%
Asset weighted	1 year	20%	23%	22%	32%	28%
	3 year	25%	26%	26%	26%	27%
	5 year	81%	79%	81%	25%	29%
Taxable Fixed Income
Equal weighted	1 year	63%	67%	61%	44%	50%
	3 year	78%	71%	71%	65%	65%
	5 year	82%	75%	50%	41%	53%
Asset weighted	1 year	70%	72%	72%	44%	53%
	3 year	83%	83%	83%	83%	83%
	5 year	98%	93%	62%	52%	60%
Tax Exempt Fixed Income
Equal weighted	1 year	95%	94%	94%	100%	100%
	3 year	100%	100%	94%	100%	100%
	5 year	100%	89%	100%	94%	94%
Asset weighted	1 year	93%	98%	98%	100%	100%
	3 year	100%	100%	98%	100%	100%
	5 year	100%	98%	100%	84%	84%
Asset Allocation Funds
Equal weighted	1 year	54%	54%	62%	31%	33%
	3 year	64%	70%	70%	60%	55%
	5 year	82%	80%	80%	80%	78%
Asset weighted	1 year	62%	63%	65%	39%	42%
	3 year	84%	84%	85%	64%	68%
	5 year	94%	88%	92%	92%	91%

Number of 4- or 5-star Morningstar rated funds
Overall		52	51	51	54	51
3 year		50	49	45	45	43
5 year		44	43	40	41	44

Percent of 4- or 5-star Morningstar rated funds
Overall		51%	53%	52%	55%	51%
3 year		49%	51%	46%	46%	43%
5 year		45%	46%	43%	43%	46%

Percent of 4- or 5-star Morningstar rated assets
Overall		58%	70%	54%	56%	52%
3 year		49%	50%	39%	39%	38%
5 year		47%	55%	43%	37%	42%

Mutual fund performance rankings are based on the performance of Class Z fund shares for Columbia branded mutual funds.  Only funds with Class Z shares are included.  In instances where a fund’s Class Z shares do not have a full five year track record, performance for an older share class of the same fund, typically Class A shares, is utilized for the period before Class Z shares were launched.  No adjustments to the historical track records are made to account for differences in fund expenses between share classes of a fund.

Equal Weighted Rankings in Top 2 Quartiles:  Counts the number of funds with above median ranking divided by the total number of funds.  Asset size is not a factor.

Asset Weighted Rankings in Top 2 Quartiles:  Sums the total assets of the funds with above median ranking (using Class Z and appended Class Z) divided by total assets of all funds.  Funds with more assets will receive a greater share of the total percentage above or below median.

Ameriprise Financial, Inc.

Asset Management Segment - Threadneedle

First Quarter 2014

Retail Fund Rankings in Top 2 Morningstar Quartiles or Above Index Benchmark

		1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014
Equity
Equal weighted	1 year	71%	65%	70%	66%	60%
	3 year	78%	78%	80%	78%	80%
	5 year	84%	81%	84%	81%	65%
Asset weighted	1 year	60%	52%	45%	46%	42%
	3 year	92%	91%	85%	86%	87%
	5 year	94%	94%	90%	88%	68%

Fixed Income
Equal weighted	1 year	67%	88%	54%	48%	61%
	3 year	57%	82%	78%	68%	73%
	5 year	92%	92%	67%	67%	67%
Asset weighted	1 year	29%	91%	61%	50%	55%
	3 year	37%	76%	72%	43%	57%
	5 year	98%	98%	44%	44%	53%

Allocation (Managed) Funds
Equal weighted	1 year	83%	83%	100%	86%	86%
	3 year	67%	67%	83%	100%	100%
	5 year	83%	83%	100%	67%	67%
Asset weighted	1 year	86%	92%	100%	92%	62%
	3 year	78%	78%	92%	100%	100%
	5 year	86%	86%	100%	54%	55%

The performance of each fund is measured on a consistent basis against the most appropriate benchmark - a peer group of similar funds or an index.

Equal weighted:  Counts the number of funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total number of funds.  Asset size is not a factor.

Asset weighted:  Sums the assets of the funds with above median ranking (if measured against peer group) or above index performance (if measured against an index) divided by the total sum of assets in the funds.  Funds with more assets will receive a greater share of the total percentage above or below median or index.

Aggregated Allocation (Managed) Funds include funds that invest in other funds of the Threadneedle range including those funds that invest in both equity and fixed income.

Aggregated Threadneedle data includes funds on the Threadneedle platform sub-advised by Columbia as well as advisors not affiliated with Ameriprise Financial, Inc.

Statistical Supplement Package

(unaudited)

First Quarter 2014

Annuities Segment

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$170	$174	$179	$186	$183	$170	$183	$13	8%	$13	8%	$(3)	(2)%
Distribution fees	81	85	86	87	88	81	88	7	9%	7	9%	1	1%
Net investment income	264	260	260	252	242	264	242	(22)	(8)%	(22)	(8)%	(10)	(4)%
Premiums	28	26	27	29	26	28	26	(2)	(7)%	(2)	(7)%	(3)	(10)%
Other revenues	81	90	97	99	97	81	97	16	20%	16	20%	(2)	(2)%
Total revenues	624	635	649	653	636	624	636	12	2%	12	2%	(17)	(3)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	624	635	649	653	636	624	636	12	2%	12	2%	(17)	(3)%

Expenses
Distribution expenses	97	106	104	113	107	97	107	10	10%	10	10%	(6)	(5)%
Interest credited to fixed accounts	164	162	164	163	148	164	148	(16)	(10)%	(16)	(10)%	(15)	(9)%
Benefits, claims, losses and settlement expenses	116	130	150	102	86	116	86	(30)	(26)%	(30)	(26)%	(16)	(16)%
Amortization of deferred acquisition costs	41	66	(41)	45	54	41	54	13	32%	13	32%	9	20%
Interest and debt expense	8	8	10	11	10	8	10	2	25%	2	25%	(1)	(9)%
General and administrative expense	56	53	57	47	55	56	55	(1)	(2)%	(1)	(2)%	8	17%
Operating expenses	482	525	444	481	460	482	460	(22)	(5)%	(22)	(5)%	(21)	(4)%
Pretax operating earnings	$142	$110	$205	$172	$176	$142	$176	$34	24%	$34	24%	$4	2%

Pretax operating margin	22.8%	17.3%	31.6%	26.3%	27.7%	22.8%	27.7%	4.9%		4.9%		1.4%

Return on Capital
Allocated capital	$2,266	$2,415	$2,618	$2,956	$2,800	$2,266	$2,800	$534	24%	$534	24%	$(156)	(5)%
Operating return on allocated capital (1)	14.9%	15.4%	19.0%	18.0%	18.4%	14.9%	18.4%	3.5%		3.5%		0.4%

Market impact on variable annuity guaranteed benefits (2)
Risk margin and nonperformance spread impact	$(44)	$(23)	$1	$(45)	$(4)	$(44)	$(4)	$40	91%	$40	91%	$41	91%
Other	42	(20)	(22)	(59)	(11)	42	(11)	(53)	#	(53)	#	48	81%
Total VA guaranteed benefit impact excluded from operating earnings	$(2)	$(43)	$(21)	$(104)	$(15)	$(2)	$(15)	$(13)	#	$(13)	#	$89	86%

Total annuity net flows	$(462)	$(410)	$(372)	$(567)	$(815)	$(462)	$(815)	$(353)	(76)%	$(353)	(76)%	$(248)	(44)%

(1)   Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)   Guaranteed Minimum Withdrawal Benefit (GMWB) and Guaranteed Minimum Accumulation Benefit (GMAB) only, net of variable annuity guarantee hedges, DSIC and DAC amortization.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Annuities Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Product Information
Variable Annuities
Pretax operating earnings	$105	$78	$180	$151	$145	$105	$145	$40	38%	$40	38%	$(6)	(4)%
Allocated capital	$726	$949	$1,118	$1,501	$1,366	$726	$1,366	$640	88%	$640	88%	$(135)	(9)%
Operating return on allocated capital (1)	30.5%	29.8%	41.4%	36.4%	35.6%	30.5%	35.6%	5.1%		5.1%		(0.8)%

Fixed Annuities (2)
Pretax operating earnings	$37	$32	$25	$21	$31	$37	$31	$(6)	(16)%	$(6)	(16)%	$10	48%
Allocated capital	$1,540	$1,466	$1,500	$1,455	$1,434	$1,540	$1,434	$(106)	(7)%	$(106)	(7)%	$(21)	(1)%
Operating return on allocated capital (1)	7.0%	7.5%	6.2%	5.5%	5.4%	7.0%	5.4%	(1.6)%		(1.6)%		(0.1)%

Variable Annuities Rollforward
Beginning balance	$68,054	$70,882	$70,266	$72,737	$75,522	$68,054	$75,522	$7,468	11%	$7,468	11%	$2,785	4%
Deposits	1,236	1,416	1,285	1,294	1,215	1,236	1,215	(21)	(2)%	(21)	(2)%	(79)	(6)%
Withdrawals and terminations	(1,429)	(1,551)	(1,439)	(1,569)	(1,615)	(1,429)	(1,615)	(186)	(13)%	(186)	(13)%	(46)	(3)%
Net flows	(193)	(135)	(154)	(275)	(400)	(193)	(400)	(207)	#	(207)	#	(125)	(45)%
Investment performance and interest credited	3,021	(481)	2,625	3,060	771	3,021	771	(2,250)	(74)%	(2,250)	(74)%	(2,289)	(75)%
Total ending balance - contract accumulation values	$70,882	$70,266	$72,737	$75,522	$75,893	$70,882	$75,893	$5,011	7%	$5,011	7%	$371	—

Variable annuities fixed sub-accounts	$4,824	$4,855	$4,912	$4,927	$4,893	$4,824	$4,893	$69	1%	$69	1%	$(34)	(1)%

Fixed Annuities Rollforward
Beginning balance	$13,823	$13,675	$13,522	$13,424	$13,252	$13,823	$13,252	$(571)	(4)%	$(571)	(4)%	$(172)	(1)%
Deposits	36	35	56	59	49	36	49	13	36%	13	36%	(10)	(17)%
Withdrawals and terminations	(305)	(310)	(274)	(351)	(464)	(305)	(464)	(159)	(52)%	(159)	(52)%	(113)	(32)%
Net flows	(269)	(275)	(218)	(292)	(415)	(269)	(415)	(146)	(54)%	(146)	(54)%	(123)	(42)%
Policyholder interest credited	121	122	120	120	107	121	107	(14)	(12)%	(14)	(12)%	(13)	(11)%
Total ending balance - contract accumulation values	$13,675	$13,522	$13,424	$13,252	$12,944	$13,675	$12,944	$(731)	(5)%	$(731)	(5)%	$(308)	(2)%

Capitalized interest	$1	$—	$1	$—	$1	$1	$1	$—	—	$—	—	$1	—

Payout Annuities Reserve Balance	$2,145	$2,135	$2,127	$2,126	$2,112	$2,145	$2,112	$(33)	(2)%	$(33)	(2)%	$(14)	(1)%

Tax Equivalent Spread - Fixed Annuities (3)
Gross rate of return on invested assets (4)	5.3%	5.2%	5.2%	5.1%	4.9%	5.3%	4.9%	(0.4)%		(0.4)%		(0.2)%
Crediting rate excluding capitalized interest	(3.6)%	(3.6)%	(3.6)%	(3.6)%	(3.3)%	(3.6)%	(3.3)%	0.3%		0.3%		0.3%
Tax equivalent margin spread	1.7%	1.6%	1.6%	1.5%	1.6%	1.7%	1.6%	(0.1)%		(0.1)%		0.1%

Total Variable Annuities DAC
Beginning balance	$1,508	$1,532	$1,550	$1,653	$1,690	$1,508	$1,690	$182	12%	$182	12%	$37	2%
Capitalization	43	50	43	46	41	43	41	(2)	(5)%	(2)	(5)%	(5)	(11)%
Amortization due to market impact on VA guaranteed benefits	(1)	8	4	23	—	(1)	—	1	#	1	#	(23)	#
Amortization per income statement	(32)	(58)	53	(37)	(43)	(32)	(43)	(11)	(34)%	(11)	(34)%	(6)	(16)%
Other	14	18	3	5	(3)	14	(3)	(17)	#	(17)	#	(8)	#
Total ending balance	$1,532	$1,550	$1,653	$1,690	$1,685	$1,532	$1,685	$153	10%	$153	10%	$(5)	—

Total Fixed Annuities DAC
Beginning balance	$68	$67	$92	$85	$88	$68	$88	$20	29%	$20	29%	$3	4%
Capitalization	1	—	1	—	1	1	1	—	—	—	—	1	—
Amortization per income statement	(9)	(8)	(12)	(8)	(11)	(9)	(11)	(2)	(22)%	(2)	(22)%	(3)	(38)%
Other	7	33	4	11	(7)	7	(7)	(14)	#	(14)	#	(18)	#
Total ending balance	$67	$92	$85	$88	$71	$67	$71	$4	6%	$4	6%	$(17)	(19)%

(1)             Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)             Includes payout annuities.

(3)             Attributable to interest sensitive products only, which has been approximately 99% of the total ending fixed annuities accumulation values in the periods reported. The asset earnings rate is a calculated yield based on specifically assigned assets.

(4)             In the 1st quarter of 2013 through the 1st quarter of 2014, the Gross rates of return on invested assets were impacted by outstanding repurchase agreements. Without these positions, the Gross rates of return on invested assets would have been 5.2%, 5.1%, 5.0%, 4.9% and 4.8% respectively.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2014

Protection Segment

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%

Operating Income Statements
Revenues
Management and financial advice fees	$14	$14	$15	$15	$15	$14	$15	$1	7%	$1	7%	$—	—
Distribution fees	22	23	22	24	23	22	23	1	5%	1	5%	(1)	(4)%
Net investment income	110	111	110	108	108	110	108	(2)	(2)%	(2)	(2)%	—	—
Premiums	286	293	301	308	308	286	308	22	8%	22	8%	—	—
Other revenues	105	109	87	109	101	105	101	(4)	(4)%	(4)	(4)%	(8)	(7)%
Total revenues	537	550	535	564	555	537	555	18	3%	18	3%	(9)	(2)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	537	550	535	564	555	537	555	18	3%	18	3%	(9)	(2)%

Expenses
Distribution expenses	13	16	16	17	14	13	14	1	8%	1	8%	(3)	(18)%
Interest credited to fixed accounts	34	34	40	37	38	34	38	4	12%	4	12%	1	3%
Benefits, claims, losses and settlement expenses	292	309	317	334	349	292	349	57	20%	57	20%	15	4%
Amortization of deferred acquisition costs	29	31	26	32	28	29	28	(1)	(3)%	(1)	(3)%	(4)	(13)%
Interest and debt expense	6	6	6	7	7	6	7	1	17%	1	17%	—	—
General and administrative expense	60	63	62	63	60	60	60	—	—	—	—	(3)	(5)%
Operating expenses	434	459	467	490	496	434	496	62	14%	62	14%	6	1%
Pretax operating earnings	$103	$91	$68	$74	$59	$103	$59	$(44)	(43)%	$(44)	(43)%	$(15)	(20)%

Pretax operating margin	19.2%	16.5%	12.7%	13.1%	10.6%	19.2%	10.6%	(8.6)%		(8.6)%		(2.5)%

Return on Capital
Allocated capital	$1,751	$1,794	$1,824	$1,815	$1,839	$1,751	$1,839	$88	5%	$88	5%	$24	1%
Operating return on allocated capital (1)	15.6%	15.5%	14.7%	13.6%	11.7%	15.6%	11.7%	(3.9)%		(3.9)%		(1.9)%

Market impact on indexed universal life benefits (2)
Risk margin and nonperformance spread impact	$—	$—	$6	$(7)	$2	$—	$2	$2	—	$2	—	$9	#
Other	—	(2)	(8)	(2)	(1)	—	(1)	(1)	—	(1)	—	1	50%
Total market impact on indexed universal life benefits excluded from operating earnings	$—	$(2)	$(2)	$(9)	$1	$—	$1	$1	—	$1	—	$10	#

Product Information
Long Term Care
Pretax operating earnings	$3	$1	$(2)	$1	$8	$3	$8	$5	#	$5	#	$7	#
Allocated capital	$501	$509	$516	$521	$520	$501	$520	$19	4%	$19	4%	$(1)	—
Operating return on allocated capital (1)	0.5%	0.5%	0.8%	0.4%	1.2%	0.5%	1.2%	0.7%		0.7%		0.8%

Protection excluding Long Term Care
Pretax operating earnings	$100	$90	$70	$73	$51	$100	$51	$(49)	(49)%	$(49)	(49)%	$(22)	(30)%
Allocated capital	$1,250	$1,285	$1,308	$1,294	$1,319	$1,250	$1,319	$69	6%	$69	6%	$25	2%
Operating return on allocated capital (1)	21.5%	21.4%	20.2%	18.9%	15.9%	21.5%	15.9%	(5.6)%		(5.6)%		(3.0)%

(1)     Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.

(2)     Market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual.

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Protection Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Cash Sales
VUL / UL (1)	$64	$81	$81	$83	$78	$64	$78	$14	22%	$14	22%	$(5)	(6)%
Term and whole life	2	3	3	2	3	2	3	1	50%	1	50%	1	50%
Disability insurance	1	2	1	1	1	1	1	—	—	—	—	—	—
Auto and home	214	223	241	222	239	214	239	25	12%	25	12%	17	8%
Total cash sales	$281	$309	$326	$308	$321	$281	$321	$40	14%	$40	14%	$13	4%

VUL / UL Policyholder Account Balances
Beginning balance	$9,859	$10,202	$10,198	$10,514	$10,906	$9,859	$10,906	$1,047	11%	$1,047	11%	$392	4%
Premiums and deposits	234	251	249	267	249	234	249	15	6%	15	6%	(18)	(7)%
Investment performance and interest	396	30	362	416	117	396	117	(279)	(70)%	(279)	(70)%	(299)	(72)%
Withdrawals and surrenders	(287)	(285)	(295)	(292)	(287)	(287)	(287)	—	—	—	—	5	2%
Other	—	—	—	1	(1)	—	(1)	(1)	—	(1)	—	(2)	#
Total ending balance	$10,202	$10,198	$10,514	$10,906	$10,984	$10,202	$10,984	$782	8%	$782	8%	$78	1%

Premiums by Product
Term and whole life	$13	$12	$12	$12	$12	$13	$12	$(1)	(8)%	$(1)	(8)%	$—	—
Disability insurance	39	39	39	39	38	39	38	(1)	(3)%	(1)	(3)%	(1)	(3)%
Long term care	28	28	29	30	28	28	28	—	—	—	—	(2)	(7)%
Auto and home	202	210	217	223	224	202	224	22	11%	22	11%	1	—
Intercompany premiums	4	4	4	4	6	4	6	2	50%	2	50%	2	50%
Total premiums by product	$286	$293	$301	$308	$308	$286	$308	$22	8%	$22	8%	$—	—

Auto and Home Insurance
Policy count (thousands)	773	795	819	838	861	773	861	88	11%	88	11%	23	3%
Loss ratio	84.7%	87.1%	90.4%	92.2%	100.5%	84.7%	100.5%	15.8%		15.8%		8.3%
Expense ratio	15.4%	15.3%	15.2%	17.6%	15.4%	15.4%	15.4%	—		—		(2.2)%
Combined ratio	100.1%	102.4%	105.6%	109.8%	115.9%	100.1%	115.9%	15.8%		15.8%		6.1%

DAC Rollforward
Life and Health
Beginning balance	$797	$810	$838	$845	$859	$797	$859	$62	8%	$62	8%	$14	2%
Capitalization	18	22	22	24	20	18	20	2	11%	2	11%	(4)	(17)%
Amortization due to market impact on indexed universal life benefits	—	1	—	4	(1)	—	(1)	(1)	—	(1)	—	(5)	#
Amortization per income statement	(17)	(18)	(13)	(18)	(15)	(17)	(15)	2	12%	2	12%	3	17%
Other	12	23	(2)	4	(15)	12	(15)	(27)	#	(27)	#	(19)	#
Total ending balance	$810	$838	$845	$859	$848	$810	$848	$38	5%	$38	5%	$(11)	(1)%

Life Insurance in Force	$191,882	$192,759	$193,447	$194,140	$194,293	$191,882	$194,293	$2,411	1%	$2,411	1%	$153	—
Net Amount at Risk	$41,990	$41,627	$41,162	$40,867	$40,816	$41,990	$40,816	$(1,174)	(3)%	$(1,174)	(3)%	$(51)	—
Net Policyholder Reserves
VUL / UL	$9,306	$9,318	$9,643	$10,045	$10,139	$9,306	$10,139	$833	9%	$833	9%	$94	1%
Term and whole life	228	226	225	222	221	228	221	(7)	(3)%	(7)	(3)%	(1)	—
Disability insurance	527	532	532	535	539	527	539	12	2%	12	2%	4	1%
Long term care and other	2,605	2,649	2,669	2,691	2,696	2,605	2,696	91	3%	91	3%	5	—
Auto and home loss and LAE reserves	362	371	381	405	439	362	439	77	21%	77	21%	34	8%
Total net policyholder reserves	$13,028	$13,096	$13,450	$13,898	$14,034	$13,028	$14,034	$1,006	8%	$1,006	8%	$136	1%

(1)  Includes lump sum deposits.

# Variance of greater than 100%.

Statistical Supplement Package

(unaudited)

First Quarter 2014

Corporate & Other Segment

Ameriprise Financial, Inc.

Corporate & Other Segment

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—
Distribution fees	—	1	—	—	1	—	1	1	—	1	—	1	—
Net investment income	1	2	(1)	6	4	1	4	3	#	3	#	(2)	(33)%
Premiums	—	—	—	—	—	—	—	—	—	—	—	—	—
Other revenues	3	—	2	1	1	3	1	(2)	(67)%	(2)	(67)%	—	—
Total revenues	4	3	1	7	6	4	6	2	50%	2	50%	(1)	(14)%
Banking and deposit interest expense	—	—	—	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	4	3	1	7	6	4	6	2	50%	2	50%	(1)	(14)%

Expenses
Distribution expenses	1	—	—	—	—	1	—	(1)	#	(1)	#	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	4	4	3	22	4	4	4	—	—	—	—	(18)	(82)%
General and administrative expense	52	56	43	59	57	52	57	5	10%	5	10%	(2)	(3)%
Operating expenses	57	60	46	81	61	57	61	4	7%	4	7%	(20)	(25)%
Pretax operating loss	$(53)	$(57)	$(45)	$(74)	$(55)	$(53)	$(55)	$(2)	(4)%	$(2)	(4)%	$19	26%

# Variance of greater than 100%.

Ameriprise Financial, Inc.

Eliminations (1)

First Quarter 2014

								Prior Year Comparisons
						Year-to-Date		Qtr Chg - 1Q		YTD Chg - 1Q		Seq Qtr Chg - 1Q
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014	Diff.	%	Diff.	%	Diff.	%
Operating Income Statements
Revenues
Management and financial advice fees	$(31)	$(32)	$(33)	$(33)	$(33)	$(31)	$(33)	$(2)	(6)%	$(2)	(6)%	$—	—
Distribution fees	(286)	(312)	(304)	(322)	(304)	(286)	(304)	(18)	(6)%	(18)	(6)%	18	6%
Net investment income	—	(1)	(1)	—	—	—	—	—	—	—	—	—	—
Premiums	(4)	(4)	(4)	(4)	(4)	(4)	(4)	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	—	—	—	—	—	—	—
Total revenues	(321)	(349)	(342)	(359)	(341)	(321)	(341)	(20)	(6)%	(20)	(6)%	18	5%
Banking and deposit interest expense	—	(1)	(1)	—	—	—	—	—	—	—	—	—	—
Operating total net revenues	(321)	(348)	(341)	(359)	(341)	(321)	(341)	(20)	(6)%	(20)	(6)%	18	5%

Expenses
Distribution expenses	(307)	(333)	(327)	(344)	(326)	(307)	(326)	(19)	(6)%	(19)	(6)%	18	5%
Interest credited to fixed accounts	—	—	—	—	—	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative expense	(14)	(15)	(14)	(15)	(15)	(14)	(15)	(1)	(7)%	(1)	(7)%	—	—
Operating expenses	(321)	(348)	(341)	(359)	(341)	(321)	(341)	(20)	(6)%	(20)	(6)%	18	5%
Pretax operating earnings	$—	$—	$—	$—	$—	$—	$—	$—	—	$—	—	$—	—

(1)   The majority of the amounts represent the impact of inter-segment transfer pricing for both revenues and expenses.

Statistical Supplement Package

(unaudited)

First Quarter 2014

Balance Sheet and Ratings Information

Ameriprise Financial, Inc.

Consolidated Balance Sheets

First Quarter 2014

(in millions, unaudited)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Assets
Cash and cash equivalents	$2,160	$2,331	$3,125	$2,632	$2,403
Cash of consolidated investment entities	881	1,046	340	419	496
Investments	36,446	35,388	35,404	35,735	35,906
Investments of consolidated investment entities	4,358	4,579	4,636	5,002	5,397
Separate account assets	75,499	74,815	77,788	81,223	81,872
Receivables	4,256	4,583	4,362	4,538	4,639
Receivables of consolidated investment entities	127	68	141	72	75
Deferred acquisition costs	2,435	2,506	2,610	2,663	2,630
Restricted and segregated cash and investments	2,262	2,241	2,259	2,360	2,391
Other assets	7,684	8,378	7,943	7,983	8,160
Other assets of consolidated investment entities	1,188	1,323	1,600	1,949	1,995
Total Assets	$137,296	$137,258	$140,208	$144,576	$145,964

Liabilities
Policyholder account balances, future policy benefits and claims	$30,545	$30,088	$29,943	$29,620	$29,625
Separate account liabilities	75,499	74,815	77,788	81,223	81,872
Customer deposits	6,494	6,586	6,744	7,062	7,211
Short-term borrowings	500	501	500	500	300
Long-term debt	2,389	2,352	2,947	2,720	2,719
Debt of consolidated investment entities	5,148	5,297	5,242	5,736	6,147
Accounts payable and accrued expenses	1,023	1,191	1,290	1,367	1,187
Accounts payable and accrued expenses of consolidated investment entities	30	107	127	62	41
Other liabilities	5,715	6,706	6,329	6,829	7,143
Other liabilities of consolidated investment entities	336	633	129	225	274
Total Liabilities	127,679	128,276	131,039	135,344	136,519

Equity
Ameriprise Financial
Common shares ($.01 par)	3	3	3	3	3
Additional paid-in capital	6,592	6,730	6,840	6,929	7,046
Retained earnings	6,617	6,831	7,107	7,289	7,582
Appropriated retained earnings of consolidated investment entities	361	299	335	337	356
Treasury stock	(5,697)	(6,148)	(6,565)	(6,961)	(7,389)
Accumulated other comprehensive income, net of tax	1,084	625	605	595	746
Total Ameriprise Financial Shareholders’ Equity	8,960	8,340	8,325	8,192	8,344

Noncontrolling interests	657	642	844	1,040	1,101
Total Equity	9,617	8,982	9,169	9,232	9,445
Total Liabilities and Equity	$137,296	$137,258	$140,208	$144,576	$145,964

Ameriprise Financial, Inc.

Capital and Ratings Information

First Quarter 2014

(in millions unless otherwise noted, unaudited)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Long-term Debt Summary
Senior notes	$2,095	$2,058	$2,653	$2,426	$2,425
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,389	2,352	2,947	2,720	2,719
Non-recourse debt of consolidated investment entities	5,148	5,297	5,242	5,736	6,147
Total long-term debt	$7,537	$7,649	$8,189	$8,456	$8,866

Total Ameriprise Financial long-term debt	$2,389	$2,352	$2,947	$2,720	$2,719
Fair value of hedges and unamortized discount	(145)	(108)	(103)	(76)	(75)
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount (1)	$2,244	$2,244	$2,844	$2,644	$2,644

Total equity (2)	$9,617	$8,982	$9,169	$9,232	$9,445
Noncontrolling interests	(657)	(642)	(844)	(1,040)	(1,101)
Total Ameriprise Financial shareholders’ equity	8,960	8,340	8,325	8,192	8,344
Equity of consolidated investment entities	(338)	(282)	(319)	(321)	(340)
Total Ameriprise Financial shareholders’ equity excluding CIEs (1)	$8,622	$8,058	$8,006	$7,871	$8,004

Total Ameriprise Financial capital	$11,349	$10,692	$11,272	$10,912	$11,063
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	$10,866	$10,302	$10,850	$10,515	$10,648

Debt to capital
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	21.1%	22.0%	26.1%	24.9%	24.6%
Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs (1)	20.7%	21.8%	26.2%	25.1%	24.8%

	A.M. Best Company	Standard & Poor’s Rating Services	Moody’s Investors Service, Inc.
Ratings (as of March 31, 2014 earnings release date)
Claims Paying Ratings (3)
RiverSource Life Insurance Company	A+	AA-	Aa3
IDS Property Casualty Ins. Company	A	N/R	N/R

Debt Ratings (3)
Ameriprise Financial, Inc.	a-	A	A3

(1)                See non-GAAP financial information on pg 34.  Non-GAAP financial measure reconciliations can be found on page 45.

(2)                Includes accumulated other comprehensive income, net of tax.

(3)                For the most current ratings information, please see the individual rating agency’s website.

N/R - Not Rated.

Ameriprise Financial, Inc.

Ameriprise Financial Investments (1)

First Quarter 2014

(in millions unless otherwise noted, unaudited)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Cash and cash equivalents	$2,160	$2,331	$3,125	$2,632	$2,403

Investments - Ending Balances
Available-for-Sale Securities
Corporate debt securities	18,533	17,732	17,502	17,466	17,464

Residential mortgage backed securities	5,364	5,449	5,943	6,124	6,090
Commercial mortgage backed securities	3,222	2,958	2,770	2,741	2,781
Asset backed securities	1,390	1,405	1,425	1,504	1,522
Total mortgage and other asset backed securities	9,976	9,812	10,138	10,369	10,393

State and municipal obligations	2,256	2,151	2,123	2,160	2,298
US government and agencies obligations	56	54	53	52	52
Foreign government bonds and obligations	215	254	252	245	252
Common and preferred stocks	13	15	16	18	19
Total other	2,540	2,474	2,444	2,475	2,621
Total available-for-sale securities	31,049	30,018	30,084	30,310	30,478

Commercial mortgage loans	2,621	2,642	2,655	2,682	2,695
Allowance for loan losses	(29)	(29)	(26)	(26)	(25)
Commercial mortgage loans, net	2,592	2,613	2,629	2,656	2,670

Residential mortgage loans	987	951	901	859	821
Allowance for loan losses	(6)	(6)	(6)	(5)	(4)
Residential mortgage loans, net	981	945	895	854	817

Policy loans	754	761	769	774	780
Other investments	1,070	1,051	1,027	1,141	1,161
Total investments	36,446	35,388	35,404	35,735	35,906
Total cash, cash equivalents and investments	$38,606	$37,719	$38,529	$38,367	$38,309

Net unrealized gain Available-for-Sale Securities	$2,745	$1,740	$1,629	$1,471	$1,836

AFS Fixed Maturity Asset Quality - %
AAA	25%	25%	25%	25%	25%
AA	6%	6%	6%	6%	6%
AFS securities AA and above	31%	31%	31%	31%	31%
A	20%	20%	21%	22%	22%
BBB	43%	42%	42%	41%	41%
Below investment grade	6%	7%	6%	6%	6%
Total AFS fixed maturity asset quality - %	100%	100%	100%	100%	100%

Fair Value of Below Investment Grade Investments as a % of Total Cash and Investments	6%	6%	6%	6%	6%

(1)             Investments excluding investments of CIEs.

Ameriprise Financial, Inc.

Non-GAAP Financial Information

Ameriprise Financial, Inc. (the Company) prepares its financial statements in accordance with accounting principles generally accepted in the United States (U.S. GAAP).  This report includes information on both a U.S. GAAP and non-GAAP basis.  Management believes that the presentation of these non-GAAP financial measures best reflect the underlying performance of the Company and facilitate a more meaningful trend analysis.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and certain compensation-related matters.  See the reconciliations on pages 6, 15, 44 and 45.

These non-GAAP measures include:

• Adjusted net pretax operating margin;

• Adjusted operating earnings;

• Adjusted operating revenues;

• Ameriprise Financial shareholders’ equity excluding AOCI;

• Ameriprise Financial shareholders’ equity excluding CIEs;

• Ameriprise Financial shareholders’ equity excluding CIEs and AOCI;

• Basic operating earnings per share;

• Effective tax rate excluding noncontrolling interests;

• Operating earnings;

• Operating earnings per diluted share;

• Operating effective tax rate;

• Operating return on equity excluding AOCI;

• Operating total net revenues;

• Pretax operating earnings;

• Pretax operating margin;

• Return on equity excluding AOCI;

• Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount;

• Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs;

• Various financial measures that exclude the results of former banking operations

Reclassification

Certain prior period information has been restated to conform to current period presentation.

Ameriprise Financial, Inc.

Glossary of Selected Terminology - Segments

Advice & Wealth Management - This segment provides financial planning and advice, as well as full service brokerage services, primarily to retail clients through our advisors. Our advisors have access to a diversified selection of both affiliated and non-affiliated products to help clients meet their financial needs. A significant portion of revenues in this segment is fee-based, driven by the level of client assets, which is impacted by both market movements and net asset flows. We also earn net investment income on owned assets primarily from certificate products. This segment also includes the results of operation for Ameriprise National Trust Bank, which terminated its deposit-taking and credit-originating activities in the fourth quarter of 2012. This segment earns revenues (distribution fees) for providing non-affiliated products and earns intersegment revenues (distribution fees) for providing our affiliated products and services to our retail clients. Intersegment expenses for this segment include expenses for investment management services provided by our Asset Management segment.

Asset Management - This segment provides investment advice and investment products to retail, high net worth and institutional clients. Such products and services are provided on a global scale through Columbia Management Investment Advisers, LLC (Columbia Management) and Threadneedle Asset Management Holdings Sàrl (Threadneedle).  Columbia Management primarily provides U.S. domestic products and services, and Threadneedle primarily provides international investment products and services. We provide clients with U.S. domestic individual products through unaffiliated third-party financial institutions and through our Advice & Wealth Management segment, and we provide institutional products and services through our institutional sales force. International retail products are primarily distributed through third-party financial institutions and unaffiliated financial advisors. Individual products include mutual funds, exchange-traded funds and variable product funds underlying insurance and annuity separate accounts. Institutional asset management services are designed to meet specific client objectives and may involve a range of products, including those that focus on traditional asset classes, separately managed accounts, collateralized loan obligations, hedge funds, collective funds and property funds. Collateralized loan obligations and hedge funds are classified as alternative assets. Revenues in this segment are primarily earned as fees based on managed asset balances, which are impacted by market movements, net asset flows, asset allocation and product mix. We may also earn performance fees from certain accounts where investment performance meets or exceeds certain pre-identified targets. In addition to the products and services provided to third-party clients, management teams serving our Asset Management segment provide all intercompany asset management services for Ameriprise Financial subsidiaries. The fees for such services are reflected within the Asset Management segment results through intersegment transfer pricing. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management, Annuities and Protection segments.

Annuities - This segment provides RiverSource variable and fixed annuity products to individual clients. RiverSource Life Insurance Company and RiverSource Life Insurance Co. of New York provide variable annuity products through our advisors, and fixed annuity products are provided through both affiliated and unaffiliated advisors and financial institutions. These products are designed to help individuals address their asset accumulation and income goals.  Revenues for our variable annuity products are primarily earned as fees based on underlying account balances, which are impacted by both market movements and net asset flows. Revenues for our fixed annuity products are primarily earned as net investment income on assets supporting fixed account balances, with profitability significantly impacted by the spread between net investment income earned and interest credited on the fixed account balances. We also earn net investment income on owned assets supporting reserves for immediate annuities and for certain guaranteed benefits offered with variable annuities and on capital supporting the business. Intersegment revenues for this segment reflect fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable annuity contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Protection - This segment provides a variety of products to address the protection and risk management needs of our retail clients, including life, disability income and property-casualty insurance. These products are designed to provide a lifetime of solutions that allow clients to protect income, grow assets and give to loved ones or charity. Life and disability income products are primarily provided through our advisors. Our property-casualty products are sold primarily through affinity relationships. We issue insurance policies through our life insurance subsidiaries and property casualty companies (IDS Property Casualty Insurance Company and its subsidiary, Ameriprise Insurance Company). The primary sources of revenues for this segment are premiums, fees, and charges we receive to assume insurance-related risk. We earn net investment income on owned assets supporting insurance reserves and capital supporting the business. We also receive fees based on the level of assets supporting variable universal life separate account balances. This segment earns intersegment revenues from fees paid by our Asset Management segment for marketing support and other services provided in connection with the availability of VIT Funds under the variable universal life contracts. Intersegment expenses for this segment include distribution expenses for services provided by our Advice & Wealth Management segment, as well as expenses for investment management services provided by our Asset Management segment.

Corporate & Other - This segment consists of net investment income or loss on corporate level assets, including excess capital held in our subsidiaries and other unallocated equity and other revenues as well as unallocated corporate expenses.

Ameriprise Financial, Inc.

Glossary of Selected Terminology

Adjusted Net Pretax Operating Margin - An internal measure designed to calculate operating margins similar to how asset management companies define operating margins. A ratio representing adjusted operating earnings as a percentage of adjusted operating revenues for the asset management segment.

Adjusted Operating Earnings - Asset management segment pretax operating earnings less operating net investment income plus amortization of intangibles.

Adjusted Operating Revenues - Asset management segment operating total net revenues less pass through distribution revenue and subadvisory and other pass through revenues.

Affiliated General Account Assets - Balance sheet assets from various affiliates managed and reported by Columbia.

Allocated Capital - The internal allocation of Total Ameriprise Financial Capital, excluding accumulated other comprehensive income (loss), CIEs, and fair value of hedges and unamortized discount on Ameriprise Financial long-term debt, is based on management’s best estimate of capital required to support the business. Estimates reflect the higher of regulatory or rating agency capital requirements, and include capital held for some stress contingencies.  Capital is allocated to our operating segments for the purpose of measuring segment return on allocated capital.  For the Corporate & Other segment, allocated capital also includes any capital available after capital has been allocated to the operating segments. Allocated capital is not adjusted for non-operating items except for CIEs.

Alternative Assets - Assets reported by the Company that include Hedge Funds and Collateralized Debt Obligations (“CDO”).

Ameriprise Financial - Ameriprise Financial includes ownership interests in subsidiaries that are attributable, directly or indirectly, to Ameriprise Financial, Inc. and excludes noncontrolling interests.

AOCI - Accumulated other comprehensive income (loss), net of tax.

Assets Under Administration - Assets under administration include assets for which we provide administrative services such as client assets invested in other companies’ products that we offer outside of our wrap accounts. These assets include those held in clients’ brokerage accounts. We generally record fees received from administered assets as distribution fees. We do not exercise management discretion over these assets and do not earn a management fee. These assets are not reported on our Consolidated Balance Sheets. Assets under administration also include certain assets on our Consolidated Balance Sheets for which we do not provide investment management services and do not recognize management fees, such as investments in non-affiliated funds held in the separate accounts of our life insurance subsidiaries. These assets do not include assets under advisement, for which we provide model portfolios but do not have full discretionary investment authority.

Assets Under Management - Assets under management include assets for which we provide investment management services, such as the assets of the Columbia funds and Threadneedle funds, assets of institutional clients, and client assets held in wrap and personal trust accounts as well as assets managed by sub-advisors selected by us. Assets under management also include certain assets on our Consolidated Balance Sheets for which we provide investment management services and recognize management fees in our Asset Management segment, such as the assets of the general account, RiverSource Variable Product funds held in the separate accounts of our life insurance subsidiaries, and client assets of CIEs. These assets do not include assets under advisement, for which we provide model portfolios, but do not have full discretionary investment authority.

Auto & Home Insurance - Personal auto and home protection products marketed directly to customers through marketing affiliates such as Costco Wholesale Corporation and Ford Motor Credit Company. We sell these products through our auto and home subsidiary, IDS Property Casualty Insurance Company (doing business as Ameriprise Auto & Home Insurance).

Cash Sales - Cash sales are the dollar value volume indicator that captures gross new cash inflows which generate product revenue streams to our company. This includes primarily “client initiated” activity that results in an incremental increase in assets or premiums in force (but doesn’t need to result in time of sale revenue), or activity that doesn’t increase assets or premiums in force, but generates “fee revenue”.

Consolidated Investment Entities (“CIEs”) - CIEs include certain property and hedge funds as well as the variable interest entities required to be consolidated under current accounting standards.

DAC Rollforward Other - We record unrealized securities gains (losses) in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized securities gains (losses) been realized as of the respective balance sheet dates.

Deferred Acquisition Costs and Amortization - Deferred acquisition costs (“DAC”) represent the direct costs of acquiring new protection and annuity contracts, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of life, disability income, long term care, auto, and home insurance and annuities.  DAC also includes deferred direct sales commissions on certain mutual fund products. These costs are deferred to the extent they are directly related to the acquisition of new business and are recoverable from future profits.

Life Insurance in Force - The total amount of all life insurance death benefits currently insured by our company.

Market Impact on Indexed Universal Life Benefits - The impact of changes in financial market conditions on benefit costs associated with indexed universal life benefits accounted for as embedded derivatives, net of changes in associated economic hedge values and net of related impacts on DAC amortization, unearned revenue amortization, and the reinsurance accrual.  This market impact includes the risk margin and nonperformance spread impact.

Market Impact on Variable Annuity Guaranteed Benefits - The impact of changes in financial market conditions on benefit costs associated with variable annuity guaranteed living benefits accounted for as embedded derivatives, net of changes in economic hedge values and unhedged items including the difference between assumed and actual underlying separate account investment performance, fixed income credit exposures, transaction costs and certain policyholder contract elections, net of related impacts on DAC and DSIC amortization.  The market impact includes the risk margin and nonperformance spread impact.

Net Amount at Risk - Life insurance in force less policyholder reserves net of reinsurance.

Net Flows - Sales less redemptions and miscellaneous flows which may include reinvested dividends.

Net New Flows - Mutual or VP/VIT fund inflows less outflows.

Operating Earnings - Net income attributable to Ameriprise Financial less integration/restructuring charges, net of tax, market impact on variable annuity guaranteed benefits and indexed universal life benefits, net of tax, income (loss) from discontinued operations, net of tax and realized gains, net of tax, plus realized losses, net of tax.

Operating Expenses - Total expenses less integration/restructuring charges, market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits and expense from consolidated investment entities.

Operating Net Investment Income - Net investment income minus net realized gains (losses) and net investment income from consolidated investment entities.

Operating Return on Allocated Capital - Calculated using operating earnings subject to the quarterly operating effective tax rate for the last four quarters in the numerator and the average allocated capital as of the last day of the trailing four quarters and current quarter in the denominator.  Operating earnings for each product line are based on the target level of assets which are based on management’s best estimate after considering regulatory and rating agency requirements.

Operating Total Net Revenues - Total net revenues less realized gains plus realized losses plus/less indexed universal life market impact on reinsurance and unearned revenue less revenue from consolidated investment entities and integration/restructuring.

Pretax Operating Earnings - Income from continuing operations before income tax provision plus or minus net realized gains (losses) plus integration/restructuring charges plus market impact on variable annuity guaranteed benefits plus market impact on indexed universal life benefits minus pretax income (loss) from consolidated investment entities.

Pretax Operating Margin - A ratio representing pretax operating earnings as a percentage of operating total net revenues.

Pretax Income (Loss) Margin - A ratio representing pretax income (loss) as a percentage of total net revenues.

Risk Margin and Nonperformance Spread Impact - The portion of the market impact on variable annuity guaranteed benefits and indexed universal life benefits related to liability valuation adjustments made in accordance with Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”) that management considers to be non-economic, including the impact of discounting projected benefits at a rate reflecting a current estimate of RiverSource Life’s nonperformance spread.

Separate Account - Represents assets and liabilities that are maintained and established primarily for the purpose of funding variable annuity and insurance products. The assets of the separate account are only available to fund the liabilities of the variable annuity contract holders and others with contracts requiring premiums or other deposits to the separate account. Clients elect to invest premiums in stock, bond and/or money market funds depending on their risk tolerance. All investment performance, net of fees, is passed through to the client.

Threadneedle - Threadneedle Asset Management Holdings Sarl is a holding company for the London-based Threadneedle companies, which provide investment management products and services.

Total Ameriprise Financial Capital - Total Ameriprise Financial shareholders’ equity plus total Ameriprise Financial long-term debt. Total Ameriprise Financial capital is also presented excluding fair value of hedges, unamortized discount and equity of CIEs.

Total Ameriprise Financial Long-term Debt to Total Ameriprise Financial Capital Ratio - A ratio comprised of total Ameriprise Financial long-term debt divided by Ameriprise Financial capital. We also present total Ameriprise Financial long-term debt to total Ameriprise Financial capital ratios excluding fair value of hedges, unamortized discount and equity of consolidated investment entities.

Wrap Accounts - Wrap accounts enable our clients to purchase other securities such as mutual funds in connection with investment advisory fee-based “wrap account” programs or services. We offer clients the opportunity to select products that include affiliated and non-affiliated funds. We currently offer both discretionary and non-discretionary investment advisory wrap accounts. In a discretionary wrap account, an unaffiliated investment advisor or our investment management subsidiary, Columbia Management Investment Advisers, LLC, chooses the underlying investments in the portfolio on behalf of the client. In a non-discretionary wrap account, the client chooses the underlying investments in the portfolio based, to the extent the client elects, in part or whole on the recommendations of their financial advisor. Investors in our wrap accounts generally pay an asset-based fee based on the assets held in their wrap accounts. These investors also pay any related fees or costs included in the underlying securities held in that account, such as underlying mutual fund operating expenses and Rule 12b-1 fees.

Exhibit A

Statistical Supplement Package

(unaudited)

First Quarter 2014

Disclosed Items

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2014

Excluded from Operating Earnings

					Corporate and
	Annuities		Protection		Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal
(in millions, unaudited)	Gains/(Losses) (1)	Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(14)
Distribution fees	—	—	—	—	—
Net investment income	4	—	1	—	74
Premiums	—	—	—	—	—
Other revenues	—	—	—	2	117
Total revenues	4	—	1	2	177
Banking and deposit interest expense	—	—	—	—	—
Total net revenues	4	—	1	2	177

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	15	—	—	—
Amortization of deferred acquisition costs	—	—	—	1	—
Interest and debt expense	—	—	—	—	50
General and administrative expense	—	—	—	—	12
Total expenses	—	15	—	1	62
Pretax segment income (loss)	4	(15)	1	1	115
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	115
Pretax segment gain (loss) attributable to Ameriprise Financial	$4	$(15)	$1	$1	$—

Included in Operating Earnings

	Annuities		Protection		Consolidated
	Market			Auto & Home
	Impacts	Variable Annuity	Auto & Home	Weather Related	Tax
(in millions, unaudited)	to DAC/DSIC (5)	Product Changes (6)	Reserves (7)	Losses (8)	Benefit (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(2)	(34)	30	20	—
Amortization of deferred acquisition costs	(6)	5	—	—	—
Interest and debt expense	—	—	—	—	—
General and administrative expense	—	—	—	—	—
Operating expenses	(8)	(29)	30	20	—
Pretax operating earnings	$8	$29	$(30)	$(20)	$—
Tax benefit					$17

(1)  Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)  Variable annuity guaranteed benefit impacts include:

$16 million net expense related to hedged variable annuity benefits

$1 million decrease in DAC and DSIC amortization resulting from hedged benefits

(3)  Indexed universal life benefit impacts include:

$1 million increase in DAC amortization resulting from hedged indexed universal life benefits

$2 million decrease in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(4)  Reflects revenues and expenses of Consolidated Investment Entities

(5)  Decrease in DAC and DSIC amortization from higher than projected separate account growth

(6)  Benefit related to the addition of managed volatility fund options (Portfolio Stabilizer) for in-force variable annuities with living benefit guarantees

(7)  Increase in auto and home auto liability reserves based upon additional analysis and information regarding adverse development of bodily injury claims

(8)  Auto and home weather-related losses from severe winter weather

(9)  Tax benefit from the completion of tax audits from previous years

Ameriprise Financial, Inc.

Disclosed Items

4 Qtr 2013

Excluded from Operating Earnings

	Advice & Wealth Management	Asset Management	Annuities		Protection		Corporate and Eliminations
				Market Impact on		Market Impact on
	Securities	Restructuring	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Charges (2)	Gains/(Losses) (1)	Benefits (3)	Gains/(Losses) (1)	Life Benefits (4)	Gains/(Losses) (1)	CIEs (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	(1)	—	(1)	—	1	—	1	55
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	(7)	—	95
Total revenues	(1)	—	(1)	—	1	(7)	1	137
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	(1)	—	(1)	—	1	(7)	1	137

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	6	—	—
Benefits, claims, losses and settlement expenses	—	—	—	127	—	—	—	—
Amortization of deferred acquisition costs	—	—	—	(23)	—	(4)	—	—
Interest and debt expense	—	—	—	—	—	—	—	38
General and administrative expense	—	11	—	—	—	—	—	15
Total expenses	—	11	—	104	—	2	—	53
Pretax segment income (loss)	(1)	(11)	(1)	(104)	1	(9)	1	84
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	—	84
Pretax segment gain (loss) attributable to Ameriprise Financial	$(1)	$(11)	$(1)	$(104)	$1	$(9)	$1	$—

Included in Operating Earnings

	Annuities		Protection		Corporate
	Market		Market		Debt
	Impacts	Variable Annuity	Impacts	Auto & Home	Retirement
(in millions, unaudited)	to DAC/DSIC (6)	Product Changes (7)	to DAC/DSIC (6)	Reserves (8)	Expense (9)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—
Distribution fees	—	—	—	—	—
Net investment income	—	—	—	—	—
Premiums	—	—	—	—	—
Other revenues	—	—	—	—	—
Total revenues	—	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—
Operating total net revenues	—	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—
Benefits, claims, losses and settlement expenses	(4)	(31)	—	20	—
Amortization of deferred acquisition costs	(12)	5	(1)	—	—
Interest and debt expense	—	—	—	—	19
General and administrative expense	—	—	—	—	—
Operating expenses	(16)	(26)	(1)	20	19

Pretax operating earnings	$16	$26	$1	$(20)	$(19)

(1)  Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities

(2)  Non-recurring restructuring charges related to consolidation of office space

(3)  Variable annuity guaranteed benefit impacts include:

$131 million net expense related to hedged variable annuity benefits

$27 million decrease in DAC and DSIC amortization resulting from hedged benefits

(4)  Indexed universal life benefit impacts include:

$6 million net expense related to hedged indexed universal life benefits

$4 million decrease in DAC amortization resulting from hedged indexed universal life benefits

$7 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits

(5)  Reflects revenues and expenses of Consolidated Investment Entities

(6)  Decrease in DAC and DSIC amortization from higher than projected separate account growth

(7)  Benefit related to the addition of managed volatility fund options (Portfolio Stabilizer) for in-force variable annuities with living benefit guarantees

(8)  Increase in auto and home reserves based on auto liability claims development

(9)  Make whole expense associated with the retirement of debt

Ameriprise Financial, Inc.

Disclosed Items

3 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection		Corporate and Eliminations
		Market Impact on		Market Impact on
	Securities	VA Guaranteed	Securities	Indexed Universal	Securities
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)(7)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$(13)
Distribution fees	—	—	—	—	—	—
Net investment income	1	—	2	—	3	81
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	(2)	—	46
Total revenues	1	—	2	(2)	3	114
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	1	—	2	(2)	3	114

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	25	—	—	—	—
Amortization of deferred acquisition costs	—	(4)	—	—	—	—
Interest and debt expense	—	—	—	—	—	42
General and administrative expense	—	—	—	—	—	5
Total expenses	—	21	—	—	—	47
Pretax segment income (loss)	1	(21)	2	(2)	3	67
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	67
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(21)	$2	$(2)	$3	$—

Included in Operating Earnings

	Annuities		Protection
	Market	Valuation	Valuation	Auto & Home
	Impacts	Assumptions &	Assumptions &	Catastrophe
(in millions, unaudited)	to DAC/DSIC (5)	Model Changes (6)(7)	Model Changes (6)	Losses (8)
Revenues
Management and financial advice fees	$—	$—	$—	$—
Distribution fees	—	—	—	—
Net investment income	—	—	—	—
Premiums	—	—	—	—
Other revenues	—	—	(18)	—
Total revenues	—	—	(18)	—
Banking and deposit interest expense	—	—	—	—
Operating total net revenues	—	—	(18)	—

Expenses
Distribution expenses	—	—	—	—
Interest credited to fixed accounts	—	—	—	—
Benefits, claims, losses and settlement expenses	(3)	21	(4)	15
Amortization of deferred acquisition costs	(10)	(81)	(3)	—
Interest and debt expense	—	—	—	—
General and administrative expense	—	—	—	—
Operating expenses	(13)	(60)	(7)	15
Pretax operating earnings	$13	$60	$(11)	$(15)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Variable annuity guaranteed living benefit impacts include:
$27 million net expense related to hedged variable annuity living benefits
$6 million decrease in DAC and DSIC amortization resulting from hedged living benefits
(3)	Indexed universal life benefit impacts include:
$2 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(4)	Reflects revenues and expenses of Consolidated Investment Entities
(5)	Decrease in DAC and DSIC amortization from higher than projected separate account growth
(6)	Net pretax impact of model changes and the annual review/updating of valuation assumptions
(7)	$17 million benefit attributable to annual review/updating of valuation assumptions is excluded from operating earnings and disclosed as part of the Market Impact on VA Guaranteed Living Benefits
(8)	Total Auto & Home catastrophe losses for the quarter

Ameriprise Financial, Inc.

Disclosed Items

2 Qtr 2013

Excluded from Operating Earnings

	Annuities		Protection	Corporate and Eliminations
		Market Impact on	Market Impact on
	Securities	VA Guaranteed	Indexed Universal	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Living Benefits (2)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$(29)	$—
Distribution fees	—	—	—	—	—	—
Net investment income	(3)	—	—	3	7	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	(1)	—	34	—
Total revenues	(3)	—	(1)	3	12	—
Banking and deposit interest expense	—	—	—	—	—	—
Total net revenues	(3)	—	(1)	3	12	—

Expenses
Distribution expenses	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	2	—	—	—
Benefits, claims, losses and settlement expenses	—	51	—	—	—	—
Amortization of deferred acquisition costs	—	(8)	(1)	—	—	—
Interest and debt expense	—	—	—	—	35	—
General and administrative expense	—	—	—	—	17	1
Total expenses	—	43	1	—	52	1
Pretax segment income (loss)	(3)	(43)	(2)	3	(40)	(1)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	(40)	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$(3)	$(43)	$(2)	$3	$—	$(1)

Included in Operating Earnings

	Asset Management		Annuities	Protection		Consolidated
			Market		Auto & Home
	Gain on Sale -		Impacts	Reserve	Catastrophe	Compensation
(in millions, unaudited)	Cofunds (6)	CDO Benefit (7)	to DAC/DSIC (8)	Adjustment (9)	Losses (10)	Items (11)
Revenues
Management and financial advice fees	$—	$17	$—	$—	$—	$—
Distribution fees	—	—	—	—	—	—
Net investment income	30	10	—	—	—	—
Premiums	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—
Total revenues	30	27	—	—	—	—
Banking and deposit interest expense	—	—	—	—	—	—
Operating total net revenues	30	27	—	—	—	—

Expenses
Distribution expenses	—	—	—	—	—	4
Interest credited to fixed accounts	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	3	8	4	—
Amortization of deferred acquisition costs	—	—	9	—	—	—
Interest and debt expense	—	—	—	—	—	—
General and administrative expense	—	8	—	—	—	17
Operating expenses	—	8	12	8	4	21
Pretax operating earnings	$30	$19	$(12)	$(8)	$(4)	$(21)

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Variable annuity guaranteed living benefit impacts include:
$50 million net expense related to hedged variable annuity living benefits
$7 million decrease in DAC and DSIC amortization resulting from hedged living benefits
(3)	Indexed universal life benefit impacts include:
$2 million net expense related to hedged indexed universal life benefits
$1 million decrease in DAC amortization resulting from hedged indexed universal life benefits
$1 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(4)	Reflects revenues and expenses of Consolidated Investment Entities
(5)	Non-recurring restructuring charges related to exiting the banking business
(6)	Threadneedle gain on sale of strategic business investment in Cofunds
(7)	CDO fund liquidation benefit
(8)	Increase in DAC and DSIC amortization from lower than projected separate account growth
(9)	Disability income insurance reserve adjustment
(10)	Above the normal expected level of claims experience; total catastrophe losses were $18 million for the quarter
(11)	True-up of performance based compensation, retention and benefit items as well as severance expense

Ameriprise Financial, Inc.

Disclosed Items

1 Qtr 2013

Excluded from Operating Earnings

	Advice & Wealth Management	Annuities		Protection		Corporate and Eliminations
			Market Impact on		Market Impact on
	Securities	Securities	VA Guaranteed	Securities	Indexed Universal	Securities		Restructuring
(in millions, unaudited)	Gains/(Losses) (1)	Gains/(Losses) (1)	Living Benefits (2)	Gains/(Losses) (1)	Life Benefits (3)	Gains/(Losses) (1)	CIEs (4)	Charges (5)
Revenues
Management and financial advice fees	$—	$—	$—	$—	$—	$—	$(12)	$—
Distribution fees	—	—	—	—	—	—	—	—
Net investment income	1	(1)	—	(1)	—	2	77	—
Premiums	—	—	—	—	—	—	—	—
Other revenues	—	—	—	—	—	—	17	—
Total revenues	1	(1)	—	(1)	—	2	82	—
Banking and deposit interest expense	—	—	—	—	—	—	—	—
Total net revenues	1	(1)	—	(1)	—	2	82	—

Expenses
Distribution expenses	—	—	—	—	—	—	—	—
Interest credited to fixed accounts	—	—	—	—	—	—	—	—
Benefits, claims, losses and settlement expenses	—	—	1	—	—	—	—	—
Amortization of deferred acquisition costs	—	—	1	—	—	—	—	—
Interest and debt expense	—	—	—	—	—	—	41	—
General and administrative expense	—	—	—	—	—	—	11	2
Total expenses	—	—	2	—	—	—	52	2
Pretax segment income (loss)	1	(1)	(2)	(1)	—	2	30	(2)
Less: Net income (loss) attributable to noncontrolling interest	—	—	—	—	—	—	30	—
Pretax segment gain (loss) attributable to Ameriprise Financial	$1	$(1)	$(2)	$(1)	$—	$2	$—	$(2)

Included in Operating Earnings

	Asset Management	Annuities	Protection
		Market	Market
	Threadneedle	Impacts	Impacts
(in millions, unaudited)	Valuation (6)	to DAC/DSIC (7)	to DAC/DSIC (7)
Revenues
Management and financial advice fees	$—	$—	$—
Distribution fees	—	—	—
Net investment income	—	—	—
Premiums	—	—	—
Other revenues	—	—	—
Total revenues	—	—	—
Banking and deposit interest expense	—	—	—
Operating total net revenues	—	—	—

Expenses
Distribution expenses	—	—	—
Interest credited to fixed accounts	—	—	—
Benefits, claims, losses and settlement expenses	—	(3)	—
Amortization of deferred acquisition costs	—	(11)	(1)
Interest and debt expense	—	—	—
General and administrative expense	2	—	—
Operating expenses	2	(14)	(1)
Pretax operating earnings	$(2)	$14	$1

(1)	Pretax net realized investment gains/(losses) on Available-for-Sale securities and other securities
(2)	Variable annuity guaranteed living benefit impacts include:
$1 million net expense related to hedged variable annuity living benefits
$1 million increase in DAC and DSIC amortization resulting from hedged living benefits
(3)	Indexed universal life benefit impacts include:
$0 million net expense related to hedged indexed universal life benefits
$0 million increase in DAC amortization resulting from hedged indexed universal life benefits
$0 million increase in unearned revenue reserve amortization and reinsurance accrual from hedged indexed universal life benefits
(4)	Reflects revenues and expenses of Consolidated Investment Entities
(5)	Non-recurring restructuring charges related to exiting the banking business
(6)	Impact related to Threadneedle’s estimated change in market valuation attributable to its employee incentive compensation program
(7)	Decrease in DAC and DSIC amortization from higher than projected separate account growth

Exhibit B

Statistical Supplement Package

(unaudited)

First Quarter 2014

Non-GAAP Financial Measure Reconciliations

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2014

						Year-to-date
(in millions unless otherwise noted, unaudited)	1 Qtr 2013	2 Qtr 2013	3 Qtr 2013	4 Qtr 2013	1 Qtr 2014	2013	2014
Return on Equity
Net income attributable to Ameriprise Financial (last twelve months)	$1,120	$1,218	$1,427	$1,334	$1,399	$1,120	$1,399
Less income (loss) from discontinued operations, net of tax (last twelve months)	(2)	(2)	—	(3)	(3)	(2)	(3)
Net income from continuing operations attributable to Ameriprise Financial (last twelve months)	1,122	1,220	1,427	1,337	1,402	1,122	1,402
Less adjustments (1)	(126)	(126)	(22)	(123)	(127)	(126)	(127)
Operating earnings (last twelve months)	$1,248	$1,346	$1,449	$1,460	$1,529	$1,248	$1,529

Total Ameriprise Financial shareholders’ equity (five point quarter end average)	$9,066	$8,911	$8,775	$8,582	$8,432	$9,066	$8,432
Less AOCI, net of tax (five point quarter end average)	1,068	1,023	955	821	731	1,068	731
Total Ameriprise Financial shareholders’ equity excluding AOCI (five point quarter end average)	7,998	7,888	7,820	7,761	7,701	7,998	7,701
Less equity impacts attributable to the consolidated investment entities (five point quarter end average)	384	356	344	333	337	384	337
Operating equity (five point quarter end average)	$7,614	$7,532	$7,476	$7,428	$7,364	$7,614	$7,364

Return on equity excluding AOCI	14.0%	15.5%	18.2%	17.2%	18.2%	14.0%	18.2%
Operating return on equity excluding AOCI	16.4%	17.9%	19.4%	19.7%	20.8%	16.4%	20.8%

Effective Tax Rate
Income from continuing operations before income tax provision	$487	$402	$602	$479	$650	$487	$650
Less pretax income (loss) attributable to noncontrolling interests	30	(40)	67	84	115	30	115
Income from continuing operations before income tax provision excluding consolidated investment entities (CIEs)	457	442	535	395	535	457	535
Less adjustments (2)	(3)	(46)	(17)	(124)	(9)	(3)	(9)
Pretax operating earnings	$460	$488	$552	$519	$544	$460	$544

Income tax provision from continuing operations	$121	$120	$154	$97	$134	$121	$134
Operating income tax provision	$122	$136	$160	$141	$137	$122	$137

Effective tax rate	25.0%	29.6%	25.5%	20.5%	20.7%	25.0%	20.7%
Effective tax rate excluding noncontrolling interests	26.6%	26.9%	28.7%	24.8%	25.1%	26.6%	25.1%
Operating effective tax rate	26.5%	27.9%	29.0%	27.2%	25.2%	26.5%	25.2%

(1)        Adjustments reflect the trailing twelve months’ sum of after-tax net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges. After-tax is calculated using the statutory tax rate of 35%.

(2)        Adjustments reflect net realized gains/losses; the market impact on variable annuity guaranteed benefits net of hedges and related DSIC and DAC amortization; the market impact on indexed universal life benefits, net of hedges and the related DAC amortization, unearned revenue amortization, and the reinsurance accrual; and integration/restructuring charges.

Ameriprise Financial, Inc.

Non-GAAP Financial Measure Reconciliations

First Quarter 2014

(in millions unless otherwise noted, unaudited)	March 31, 2013	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014
Long-term Debt Summary
Senior notes	$2,095	$2,058	$2,653	$2,426	$2,425
Junior subordinated notes	294	294	294	294	294
Total Ameriprise Financial long-term debt	2,389	2,352	2,947	2,720	2,719
Less fair value of hedges and unamortized discount	145	108	103	76	75
Total Ameriprise Financial long-term debt excluding fair value of hedges and unamortized discount	$2,244	$2,244	$2,844	$2,644	$2,644

Equity Summary
Total equity	$9,617	$8,982	$9,169	$9,232	$9,445
Less noncontrolling interests	657	642	844	1,040	1,101
Total Ameriprise Financial shareholders’ equity	8,960	8,340	8,325	8,192	8,344
Less equity of consolidated investment entities	338	282	319	321	340
Total Ameriprise Financial shareholders’ equity excluding CIEs	$8,622	$8,058	$8,006	$7,871	$8,004

Capital Summary
Total Ameriprise Financial long-term debt	$2,389	$2,352	$2,947	$2,720	$2,719
Total Ameriprise Financial shareholders’ equity	8,960	8,340	8,325	8,192	8,344
Total Ameriprise Financial capital	11,349	10,692	11,272	10,912	11,063
Less equity of consolidated investment entities	338	282	319	321	340
Less fair value of hedges and unamortized discount	145	108	103	76	75
Total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	$10,866	$10,302	$10,850	$10,515	$10,648

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital	21.1%	22.0%	26.1%	24.9%	24.6%

Total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount and equity of CIEs	20.7%	21.8%	26.2%	25.1%	24.8%

Ameriprise Financial shareholders’ equity	$8,960	$8,340	$8,325	$8,192	$8,344
AOCI	1,084	625	605	595	746
Appropriated retained earnings of CIEs	361	299	335	337	356
AOCI attributable to CIEs	(23)	(17)	(16)	(16)	(16)

Ameriprise Financial shareholders’ equity	$8,960	$8,340	$8,325	$8,192	$8,344
Less AOCI	1,084	625	605	595	746
Ameriprise Financial shareholders’ equity excluding AOCI	$7,876	$7,715	$7,720	$7,597	$7,598

Ameriprise Financial shareholders’ equity	$8,960	$8,340	$8,325	$8,192	$8,344
Less appropriated retained earnings of CIEs	361	299	335	337	356
Less AOCI	1,084	625	605	595	746
Ameriprise Financial shareholders’ equity excluding CIEs and AOCI	$7,515	$7,416	$7,385	$7,260	$7,242